                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[x]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12


                           AVERY DENNISON CORPORATION
                (Name of Registrant as Specified In Its Charter)

                           AVERY DENNISON CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)    Title of each class of securities to which transaction applies:

       2)    Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       4)    Proposed maximum aggregate value of transaction:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

       1)    Amount Previously Paid:

       2)    Form, Schedule or Registration Statement No.:

       3)    Filing Party:

       4)    Date Filed:

- ---------------------------
- --------------------------------------------------------------------------------

                       Avery Dennison Corporation
                       150 North Orange Grove Boulevard
                       Pasadena, California 91103

      (Logo)

- ---------------------------
- --------------------------------------------------------------------------------
NOTICE OF
                       To the Stockholders:
ANNUAL MEETING
                       The Annual Meeting of Stockholders of Avery Dennison
OF STOCKHOLDERS        Corporation will be held at 150 North Orange Grove
                       Boulevard, Pasadena, California on Thursday, April 28,
                       1994 at 1:30 P.M. for the following purposes:
To be held
                       1.  To elect four directors to hold office for a term of
                           three years and until their successors
April 28, 1994             are elected and have qualified; and

                       2. To consider and vote upon a proposal to approve certain amendments to the Company's 1990 Stock Option and Incentive Plan for Key Employees; and

                       3. To consider and vote upon a proposal to approve the Senior Executive Incentive Compensation Plan; and

                       4. To consider and vote upon a proposal to approve the Amended and Restated Key Executive Long-Term Incentive Plan; and

                       5. To transact such other business as may properly come before the meeting and any adjournments thereof.

                       In accordance with the Bylaws, the Board of Directors has fixed the close of business on Friday, March 4, 1994, as the record date for the determination of stockholders entitled to vote at the Annual Meeting and to receive notice thereof.

                       All stockholders are cordially invited to attend the meeting.

                       BY ORDER OF THE BOARD OF DIRECTORS
                       Robert G. van Schoonenberg
                       Secretary

                       Pasadena, California
                       Dated: March 11, 1994

                       ---------------------------------------------------------
                       Whether or not you presently plan to attend the Annual Meeting, in order to ensure your representation please complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). If you attend the meeting and wish to vote in person, your proxy will not be used.
                       ---------------------------------------------------------

                           AVERY DENNISON CORPORATION
                        150 NORTH ORANGE GROVE BOULEVARD
                           PASADENA, CALIFORNIA 91103

                                PROXY STATEMENT

     This proxy statement is furnished to the stockholders on behalf of the Board of Directors of Avery Dennison Corporation, a Delaware corporation (hereinafter called the "Company"), for solicitation of proxies for use at the Annual Meeting of Stockholders to be held on Thursday, April 28, 1994 at 1:30 P.M. and at any and all adjournments thereof. A stockholder giving a proxy pursuant to the present solicitation may revoke it at any time before it is exercised by giving a subsequent proxy or by delivering to the Secretary of the Company a written notice of revocation prior to the voting of the proxy at the Annual Meeting. If you attend the meeting and wish to vote your shares in person, your proxy will not be used. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. Under the Company's bylaws and Delaware law: (1) shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions as to a particular proposal will be treated as voted for purposes of determining the approval of that proposal and will have the same effect as a vote against that proposal, while proxies that reflect broker non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal. The Company has retained D.F. King & Co., Inc. to assist in soliciting proxies for this meeting at a fee estimated at $17,500 plus out of pocket expenses. Expenses incident to the preparation and mailing of the notice of meeting, proxy statement and form of proxy are to be paid by the Company. This proxy statement is to be mailed to stockholders on or about March 11, 1994.

     The purpose of the meeting and the matters to be acted upon are set forth in the foregoing attached Notice of Annual Meeting. In addition to the election of directors, three incentive compensation plans will be submitted for approval by the Company's stockholders. Of the three plans, the Company's 1990 Stock Option and Incentive Plan for Key Employees previously has been approved by the stockholders, but is proposed to be amended to increase by 2,750,000 shares the total number of shares issuable thereunder, and to provide that no more than 200,000 shares subject to options may be granted under such Plan to any individual employee in a given year. The other two plans, the Senior Executive Incentive Compensation Plan and the Amended and Restated Key Executive Long-Term Incentive Plan, have not previously been approved by the Company's stockholders but are now being submitted for such approval for the purpose of complying with the requirements of the "performance-based" compensation exclusion under new tax legislation which becomes effective in 1994. Absent such exclusion, the new law generally denies a deduction to any publicly held corporation for compensation paid to a covered employee in a taxable year to the extent that compensation exceeds $1,000,000. See "Report of Compensation Committee -- Overall Policy" below. As of the date of this statement, management knows of no other business which will be presented for consideration at the meeting. However, if any such other business shall properly come before the meeting, votes will be cast pursuant to said proxies in respect of any such other business in accordance with the best judgment of the persons acting under said proxies. See
"General -- Stockholder Proposals" below.

                      ELECTION OF DIRECTORS (PROXY ITEM 1)

     The Bylaws of the Company presently provide for 14 directors, divided into three classes. Four directors are to be elected at the 1994 Annual Meeting and will hold office until the 1997 Annual Meeting and until their successors are elected and have qualified. It is intended that the persons so appointed in the enclosed proxy will, unless authority is withheld, vote for the election of the four nominees proposed by the Board of Directors, all of whom are presently directors of the Company. In voting for the election of directors each share has one vote for each position to be filled. All of the nominees have consented to being named herein and to serve if elected. In the event that any of them should become unavailable prior to the Annual Meeting, the proxy will be voted for a substitute nominee or nominees designated by the Board of Directors, or the number of directors may be reduced accordingly.

     The following information, which has been provided by the directors, shows for each of the nominees for election to the Board of Directors and for each director whose term continues, his or her name, age, and principal occupation or employment during the past five years, the name of the corporation or other organization, if any, in which such occupation or employment is carried on, the period during which such person has served as a director of the Company and the year in which each continuing director's present term as director expires.

                                 1994 NOMINEES

[PHOTO] CHARLES D. MILLER, age 66. Since November 1983, Mr. Miller has served as Chairman and Chief Executive Officer of Avery Dennison Corporation. Prior to 1983, he served as President and Chief Executive Officer. He is a director of Great Western Financial Corporation, Nationwide Health Properties, Inc., Pacific Mutual Life Insurance Company and Southern California Edison Company. He has been a director of Avery Dennison Corporation since 1975.

[PHOTO] SIDNEY R. PETERSEN, age 63. In 1984 Mr. Petersen retired as Chairman of the Board and Chief Executive Officer of Getty Oil Company, positions which he had held since 1980. He is a director of Carter Hawley Hale Stores, Inc., Global Natural Resources, Inc., Union Bank and NICOR, Inc. He has been a director of Avery Dennison Corporation since 1981.

[PHOTO] JOHN C. ARGUE, age 62. Over the past five years, Mr. Argue has been a Senior Partner of the law firm of Argue Pearson Harbison & Myers. Since October 1992, Mr. Argue has been Chairman of Rose Hills Memorial Park Association. Mr. Argue is a director of CalMat Inc. and TCW Funds, Inc., a registered investment company. He is also a trustee of the TCW/DW family of funds and the TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003. Mr. Argue is an advisory director of LAACO Ltd. He has been a director of Avery Dennison Corporation since January 1988.

[PHOTO] JOHN B. SLAUGHTER, age 60. Since August 1988, Dr. Slaughter has served as President of Occidental College. Dr. Slaughter is a director of Atlantic Richfield Company, International Business Machines Corporation, Northrop Corporation and Monsanto Company. He has been a director of Avery Dennison Corporation since December 1988.

                              CONTINUING DIRECTORS

[PHOTO] R. STANTON AVERY, age 87. Since December 1992, Mr. Avery has served as Founder and Chairman Emeritus of Avery Dennison Corporation. From December 1977 to December 1992, he served as Founder Chairman, and prior to December 1977, he served as Chairman and Chief Executive Officer. He has been a director of Avery Dennison Corporation since 1946. His present term expires in 1995.

[PHOTO] H. RUSSELL SMITH, age 79. Since November 1983, Mr. Smith has served as Chairman of the Executive Committee of the Board of Directors of Avery Dennison Corporation. Prior to November 1983, he was Chairman of the Board. He has been a director of Avery Dennison Corporation since 1946. His present term expires in 1995.

[PHOTO] FRANK V. CAHOUET, age 61. Since January 1990, Mr. Cahouet has been Chairman, President and Chief Executive Officer of Mellon Bank Corporation. From June 1987 through December 1989 he served as Chairman and Chief Executive Officer of Mellon Bank Corporation. From September 1986 through June 1987, Mr. Cahouet served as President of the Federal National Mortgage Association. He is a director of Mellon Bank Corporation. Mr. Cahouet has been a director of Avery Dennison Corporation since 1983. His present term expires in 1995.

[PHOTO] PETER W. MULLIN, age 53. Over the past five years, Mr. Mullin has been Chairman and Chief Executive Officer of Management Compensation Group, Los Angeles, Inc., an executive compensation, benefit planning and corporate insurance consulting firm, and related entities. He is a director of 1st Business Bank and Process Technology Holdings, Inc. He has been a director of Avery Dennison Corporation since January 1988. His present term expires in 1995.

[PHOTO] JOAN T. BOK, age 64. Since February 1984, Mrs. Bok has been Chairman of the Board of New England Electric System, a public utility holding company and supplier of electricity, and from July 1988 to February 1989 she served as Chairman, President and Chief Executive Officer. She is a director of Monsanto Company, John Hancock Mutual Life Insurance Company and New England Electric System, and its subsidiaries, New England Power Company, Massachusetts Electric Company, and The Narragansett Electric Company. Mrs. Bok has been a director of Avery Dennison Corporation since October 1990. Mrs. Bok also served as a director of Dennison Manufacturing Company from 1984 to October 1990. Her present term expires in 1995.

[PHOTO] LAWRENCE R. TOLLENAERE, age 71. Since June 1993, Mr. Tollenaere has been Chairman of the Board of Ameron, Inc., a manufacturer of engineered products for construction, utilities and industry. He was Chairman, Chief Executive Officer and President of Ameron, Inc. from April 1991 to June 1993, Chairman and Chief Executive Officer of Ameron, Inc. from May 1989 to April 1991 and President of Ameron, Inc. from 1965 to 1989. Mr. Tollenaere is a director of Ameron, Inc., Newhall Land and Farming Company and Pacific Mutual Life Insurance Company. He has been a director of Avery Dennison Corporation since 1964. His present term expires in 1996.

[PHOTO] F. DANIEL FROST, age 72. Since January 1990, Mr. Frost has been a private investor and an Advisory Partner of the law firm of Gibson, Dunn & Crutcher. Prior to January 1990, Mr. Frost served as a Senior Partner of Gibson, Dunn & Crutcher, and from 1979 to 1986 also served as Chairman of its Management Committee. He has been a director of Avery Dennison Corporation since 1966. His present term expires in 1996.

[PHOTO] RICHARD M. FERRY, age 56. Over the past five years, Mr. Ferry has been President of Korn/Ferry International, an international executive search firm. He is a director of Dole Food Company and Pacific Mutual Life Insurance Company. He has been a director of Avery Dennison Corporation since 1985. His present term expires in 1996.

[PHOTO] PHILIP M. NEAL, age 53. Since December 1990, Mr. Neal has been President and Chief Operating Officer of Avery Dennison Corporation. From March 1990 to December 1990, he served as Executive Vice President. He served as Group Vice President, Materials (U.S.) from September 1988 to March 1990 and as Senior Vice President, Finance and Chief Financial Officer from 1979 to 1988. He has been a director of Avery Dennison Corporation since December 1990. His present term expires in 1996.

[PHOTO] DWIGHT L. ALLISON, JR., age 64. Since October 1986, Mr. Allison has been a private investor. From July 1983 to September 1986, Mr. Allison served as Vice Chairman of The Boston Company, a trust banking and financial management firm. He is a director of The Boston Company and Boston Safe Deposit and Trust Company, subsidiaries of Mellon Bank Corporation. Mr. Allison has been a director of Avery Dennison Corporation since October 1990. Mr. Allison also served as a director of Dennison Manufacturing Company from 1974 to October 1990. His present term expires in 1996.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table shows the number of shares of the Company's common stock beneficially owned by each director of the Company and each of the executive officers named in the table on page 9, and the aggregate number of such shares beneficially owned by all directors and executive officers as of December 31, 1993.

                                                                 AMOUNT AND
                                                                  NATURE OF
                                                                 BENEFICIAL           PERCENT
                               NAME                             OWNERSHIP(1)          OF CLASS
                               ----                             -------------         --------
    R. Stanton Avery..........................................    2,826,699(2)           5.03%
    H. Russell Smith..........................................    1,135,519(3)           2.02%
    Lawrence R. Tollenaere....................................       68,294(4)(5)            (6)
    F. Daniel Frost...........................................       16,097(4)               (6)
    Charles D. Miller.........................................      618,335(7)           1.09%
    Sidney R. Petersen........................................       16,253(4)(8)            (6)
    Frank V. Cahouet..........................................       22,264(4)(9)            (6)
    Richard M. Ferry..........................................       16,000(4)               (6)
    John C. Argue.............................................       16,040(4)(10)           (6)
    Peter W. Mullin...........................................       17,200(4)               (6)
    John B. Slaughter.........................................       14,000(4)(11)           (6)
    Philip M. Neal............................................      178,929(12)              (6)
    Dwight L. Allison, Jr. ...................................       34,492(13)              (6)
    Joan T. Bok...............................................       13,887(14)              (6)
    Kim A. Caldwell...........................................       58,194(15)              (6)
    R. Gregory Jenkins........................................      135,156(16)              (6)
    Donald L. Thompson........................................       51,458(17)
    All Directors and Executive Officers as a Group
      (29 persons, including those named).....................    5,734,874(18)          9.96%

- ---------------

 (1) Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and/or investment power with respect to such shares.

 (2) Does not include 9,953 shares held by Mrs. R. Stanton Avery, as to which Mr. Avery disclaims any beneficial ownership. Includes 242,736 shares held by The Durfee Foundation, as to which Mr. Avery as a director of that foundation shares the authority to vote and to dispose of the shares, but in which Mr. Avery has no economic interest. Also includes 1,690,224 shares held by the testamentary trust created by the will of Dorothy Durfee Avery. As the sole trustee, Mr. Avery has the right to vote and to dispose of the shares; he is also entitled to receive the trust income during his lifetime.

 (3) Includes 15,400 shares held under the Elden Smith Trust. As co-trustee, Mr. Smith shares the right to vote and to dispose of such shares but has no economic interest in such shares. Also includes 24,000 shares held under the Stewart R. Smith Children Trust. As trustee, Mr. Smith has the sole right to vote and to dispose of such shares, but has no economic interest in such shares. Also includes 1,095,285 shares held by the Kinsmith Financial Corporation, of which Mr. Smith is Chairman of the Board and Mr. Smith's family as a group owns all of the outstanding stock. Mr. Smith shares the right to vote and to dispose of such shares.

 (4) Includes 14,000 shares with respect to which each of Messrs. Tollenaere, Frost, Petersen, Cahouet, Ferry, Argue, Mullin and Slaughter holds options exercisable within 60 days from December 31, 1993.

 (5) Includes 7,459 shares held jointly with Mrs. Lawrence R. Tollenaere, as to which Mr. Tollenaere has shared voting and investment power.

 (6) Less than 1%.

 (7) Includes 456,078 shares with respect to which Mr. Miller holds options exercisable within 60 days from December 31, 1993. Also includes 155,575 shares held in the Miller Family Trust, as to which Mr. Miller has sole authority to vote and to dispose of the shares. Does not include 496 shares held by Mrs. Charles D. Miller, as to which Mr. Miller disclaims any beneficial ownership.

 (8) Includes 2,253 shares held in the Petersen Family Trust, as to which Mr. Petersen, as co-trustee, shares the authority to vote and to dispose of the shares.

 (9) Does not include 5,250 shares held in trust by Mrs. Frank V. Cahouet, as to which Mr. Cahouet disclaims any beneficial ownership. Includes 5,250 shares held in trust with respect to which Mr. Cahouet has sole voting and disposition power.

(10) Includes 2,000 shares held in trust with respect to which Mr. Argue has sole voting power but no disposition power.

(11) Does not include 65 shares held by Mrs. John B. Slaughter, as to which Dr. Slaughter disclaims any beneficial ownership.

(12) Includes 158,658 shares with respect to which Mr. Neal holds options exercisable within 60 days from December 31, 1993. Does not include 707 shares held by Mr. Neal's son, as to which Mr. Neal disclaims any beneficial ownership.

(13) Does not include 840 shares held by Mrs. Dwight L. Allison, as to which Mr. Allison disclaims any beneficial ownership. Includes 4,000 shares with respect to which Mr. Allison holds options exercisable within 60 days from December 31, 1993.

(14) Includes 10,000 shares with respect to which Mrs. Bok holds options exercisable within 60 days from December 31, 1993.

(15) Includes 52,000 shares with respect to which Mr. Caldwell holds options exercisable within 60 days from December 31, 1993.

(16) Includes 113,285 shares with respect to which Mr. Jenkins holds options exercisable within 60 days from December 31, 1993.

(17) Includes 48,025 shares with respect to which Mr. Thompson holds options exercisable within 60 days from December 31, 1993. Does not include 99 shares held by Mrs. Donald L. Thompson, as to which Mr. Thompson disclaims any beneficial ownership interest.

(18) Includes 1,371,346 shares with respect to which all executive officers and directors as a group hold options exercisable within 60 days from December 31, 1993.

                   BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     During 1993, there were eight meetings of the full Board of Directors and nine meetings of committees of the Board. All directors of the Company attended at least 75% of the aggregate number of meetings of the Board and meetings of Board committees of which they were members held during the time they served on the Board or Committee.

     Standing committees of the Board of Directors include the following:

     The Audit Committee, which is composed of the following directors: Lawrence
R. Tollenaere (Chairman), Frank V. Cahouet, Sidney R. Petersen, John C. Argue, Dwight L. Allison, Jr. and Joan T. Bok, met twice during 1993. The functions of the Audit Committee are to aid the directors in undertaking and fulfilling their responsibilities for financial reporting to the stockholders; to support and encourage efforts to improve the financial controls exercised by management and to ensure their adequacy for purposes of public reporting; and to provide better avenues of communication between the Board of Directors, management and the external and internal auditors.

     The Compensation Committee, which is composed of the following directors:
F. Daniel Frost (Chairman), Richard M. Ferry, Sidney R. Petersen, Lawrence R. Tollenaere, Frank V. Cahouet, John C. Argue and Peter W. Mullin, met five times during 1993. The functions of the Compensation Committee are to review new or modified programs in the areas of executive salary and incentive compensation, deferred compensation, and stock plans; to review and make recommendations to the Board concerning management's proposed option grants, cash incentive awards and other direct and indirect compensation matters; and to monitor equal opportunity and affirmative action programs and practices.

     The Ethics and Conflict of Interest Committee, which is composed of the following directors: Frank V. Cahouet (Chairman), John B. Slaughter, Joan T. Bok and Philip M. Neal, did not meet during 1993. The functions of the Ethics and Conflict of Interest Committee are to survey, monitor and provide counsel on a continuing basis as to the business relationships, affiliations and financial transactions of directors, officers and key employees, as they may relate to possible conflicts of interest or violations of the Company's Legal and Ethical Conduct Policy; to monitor compliance with the Foreign Corrupt Practices Act in connection with the Company's relationship to domestic and foreign governments, political parties and the agencies, instrumentalities and officials of each; and to report and make recommendations to the full Board in all instances where it is believed that possible violations of Company policy or that Act could exist.

     The Finance Committee, which is composed of the following directors: Sidney
R. Petersen (Chairman), Frank V. Cahouet, F. Daniel Frost, Charles D. Miller, Richard M. Ferry, Peter W. Mullin and Philip M. Neal, did not meet during 1993. The functions of the Finance Committee are to assist the Board in consideration of matters relating to the financial affairs and capital requirements of the Company; to provide an overview of the financial planning and policies of the Company; and to review proposed budgets, proposed acquisitions, bank loans and changes in the financial structure of the Company.

     The Nominating Committee, which is composed of the following directors:
John C. Argue (Chairman), R. Stanton Avery, F. Daniel Frost, Charles D. Miller and Richard M. Ferry, met once during 1993. The functions of the Nominating Committee are to review the qualifications of candidates for board membership, to review the status of a director when his or her principal position and/or primary affiliation changes, to recommend to the Board of Directors candidates for election by stockholders at annual meetings, to recommend candidates to fill vacancies in directorships, to recommend to the Board of Directors the removal of a director, if in the Company's best interest, and to make recommendations to the Board of Directors concerning selection, tenure, retirement, and composition of the Board of Directors. Stockholders desiring to make recommendations concerning new directors must submit the candidate's name, together with biographical information and the candidate's written consent to nomination, to:
Secretary, Nominating Committee of the Board of Directors, Avery Dennison Corporation, 150 North Orange Grove Boulevard, Pasadena, California 91103. Stockholders wishing to nominate new directors for election at an annual meeting must identify their nominee(s) to the Nominating Committee by notice in writing received by such committee 30 to 60 days before the meeting (or, if less than 40 days' notice or public disclosure of the meeting date is given, within 10 days after such notice was mailed or publicly disclosed), including therein (i) as to each such nominee, all information required by Regulation 14A under the Securities Act of 1934, as amended ("1934 Act"), including the nominee's written consent to being named in the proxy statement and to serve as a director if elected, and (ii) the nominating stockholder's name and record address, and class and number of shares of Company stock owned.

     The Strategic Planning Committee, which is composed of the following directors: Charles D. Miller (Chairman), Frank V. Cahouet, F. Daniel Frost, John
C. Argue, Peter W. Mullin, Richard M. Ferry, Philip M. Neal, and John B. Slaughter, met once in 1993. The functions of the Strategic Planning Committee are to review the Company's long-term strategic plan, objectives, programs, and proposed acquisition candidates and divestitures; to review steps being taken to improve shareholder value; and to make recommendations to the Board of Directors on any of these matters.

     The Executive Committee, which is composed of the following directors: H. Russell Smith (Chairman), R. Stanton Avery, F. Daniel Frost, Charles D. Miller, Lawrence R. Tollenaere and Philip M. Neal, did not meet during 1993. The function of the Executive Committee is to act on an interim basis for the full Board and to report all such actions to the Board for ratification at its next meeting.

     Each director who is not an officer of the Company is paid an annual retainer fee of $28,000 and attendance fees of $1,200 per Board meeting attended, and $1,000 per committee meeting attended as

Chairman of the committee or $900 per committee meeting attended as a member of the committee. The Chairmen of the Audit and Compensation Committees are each also paid an annual retainer fee of $3,000, and the Chairmen of the Finance, the Nominating and the Ethics and Conflict of Interest Committees are each paid an annual retainer fee of $2,000. Under the Company's Deferred Compensation Plan for Directors, each director may elect to defer payment of all or specified portions of such fees, in which case the director is entitled to interest accruals on the amounts so deferred at the prime rate in effect at the end of the Company's preceding fiscal year (adjusted annually), plus one-quarter of one percent. Directors are also eligible to participate in two additional deferred compensation plans. Under the Directors Deferred Compensation Plan, fees which are deferred accrue interest at a "Declared Rate" (adjusted annually) equal to Moody's Long-Term Corporate Bond Index Rate plus, if the director ceases to be a director by reason of death, disability or normal retirement or elects to receive a preretirement benefit, 6% per annum. Under the Directors Variable Deferred Compensation Plan, fees which are deferred either accrue interest at a fixed rate based on the 120-month rolling average of ten-year U.S. Treasury Notes (plus, if the director ceases to be a director by reason of death, disability or normal retirement, 25% of such rate per annum), or accrue at the actual rate of return (less an administrative fee) of one of four investment funds managed by an insurance company. Benefits payable by the Company under both of these plans are secured with assets placed in an irrevocable trust.

     Directors are also eligible to participate in the Retirement Plan for Directors, whereby individuals who serve on the Company's Board of Directors after 1982 and subsequently terminate their service as a director with at least five years' tenure, are entitled to receive an annual benefit from the Company equal to the annual director retainer fee plus 12 times the regular meeting fee, as such fees are in effect on the date of termination, payable to the director (or to his surviving spouse of at least one year or other designated beneficiary) for the number of full or partial years the director served on the Company's Board. Following the death of the director's surviving spouse, or if there is no surviving spouse living at the time of the death of the director, any benefits will be paid to one or more secondary beneficiaries designated by the director prior to his or her death until the first to occur of (i) receipt of the maximum benefit to which the director would have been entitled had he or she survived, (ii) the death of the secondary beneficiaries, if natural persons or (iii) benefits have been paid under the plan to the director, surviving spouse, and/or the secondary beneficiaries for a combined period of ten years.

     Non-employee directors also participate in the 1988 Stock Option Plan for Non-Employee Directors, pursuant to which options to purchase a total of 20,000 shares of Company common stock were granted in 1993 to the 10 non-employee directors eligible to receive grants under such plan. The option price for each such option granted is 100% of the fair market value of Company common stock on the date of grant. All options granted have a term of ten years, and become exercisable in two cumulative installments of 50% of the number of shares with respect to which the option was initially granted, on each of the first and second anniversaries of the grant date. The plan calls for each non-employee director to receive an option grant with respect to 5,000 shares upon joining the Board of Directors, and automatic annual grants thereafter to each continuing non-employee director with respect to 2,000 shares.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

     The following table and accompanying notes show for the Chief Executive Officer and the other four most highly compensated executive officers of the Company for 1993, the compensation paid by the Company to such persons for services in all capacities during 1993 and, to the extent required by applicable rules, the preceding two fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM COMPENSATION
                                                                                ----------------------------------
                                                                                        AWARDS            PAYOUTS
                                                  ANNUAL COMPENSATION           -----------------------   --------
                                           ----------------------------------   RESTRICTED   SECURITIES
                                                                 OTHER ANNUAL     STOCK      UNDERLYING     LTIP      ALL OTHER
             NAME AND                       SALARY     BONUS     COMPENSATION    AWARD(S)     OPTIONS     PAYOUTS    COMPENSATION
        PRINCIPAL POSITION          YEAR    ($)(1)     ($)(1)        ($)           ($)          (#)         (2)      ($)(3)(4)(5)
        ------------------          ----   --------   --------   ------------   ----------   ----------   --------   ------------
Charles D. Miller                   1993   $683,333   $555,000       --            --           73,400      --         $195,939
  Chairman and Chief                1992    650,000    530,000       --            --           85,000      --          164,410
  Executive Officer                 1991    615,000    450,000       --            --           70,000      --
Philip M. Neal                      1993   $428,333   $325,000       --            --           37,200      --           87,452
  President and Chief               1992    393,333    300,000       --            --           41,000      --           55,802
  Operating Officer                 1991    360,000    250,000       --            --           36,000      --
Kim A. Caldwell                     1993   $271,000   $165,000       --            --           16,700      --           54,936
  Senior Group Vice                 1992    245,333    155,000       --            --           19,000      --           25,712
  President,                        1991    198,333    130,000       --            --           13,000      --
  Worldwide Materials
R. Gregory Jenkins                  1993   $262,000   $150,000       --            --           14,600      --           59,405
  Senior Vice President,            1992    247,100    140,000       --            --           17,600      --           42,876
  Finance and Chief                 1991    231,150    100,000       --            --           13,000      --
  Financial Officer
Donald L. Thompson                  1993   $219,250   $ 85,000       --            --            8,500      --           51,039
  Group Vice President,             1992   $175,667     75,000       --            --           10,000      --           37,527
  Office Products                   1991   $166,000     65,000       --            --            7,200      --

- ---------------

(1) Amounts shown include amounts earned but deferred at the election of executive officers under the Company's deferred compensation plans and the Company's Employee Savings Plan, a qualified defined contribution plan under
    Section 401(k) of the Internal Revenue Code.

(2) The determination of cash payments, if any, under the Company's Amended and Restated Key Executive Long-Term Incentive Plan for the cycle which was completed on December 31, 1993 will not be made until the second quarter of 1994.

(3) This information is not required to be disclosed for fiscal years ended prior to December 15, 1992 and thus is not included in the table for such years.

(4) Amounts consist of (i) Company contributions to deferred compensation plans in lieu of certain other Company benefits; (ii) Company contributions to the Company's Stock Holding and Retirement Enhancement Plan, a leveraged employee stock ownership plan which offsets benefits under the Retirement Plan for Employees of Avery Dennison Corporation; and (iii) interest earned on deferred compensation accounts above 120% of the applicable federal rate ("above market interest"). These amounts are $27,520, $81,681 and $86,738, respectively for Mr. Miller; $17,740, $50,590, and $19,122, respectively for Mr. Neal; $8,280, $41,311 and $5,345, respectively for Mr. Caldwell; $7,560, $37,210 and $14,635, respectively for Mr. Jenkins; and $170, $42,225 and $934, respectively for Mr. Thompson.

(5) A substantial portion of above market interest earned on deferred compensation accounts for Messrs. Neal, Caldwell and Thompson (each of whom is under age 55) will not be payable in the event that the executive officer's employment terminates other than by reason of death, disability or retirement.

OPTION GRANTS

     The following table shows information regarding options granted in 1993 to each of the named executive officers under the Company's 1990 Stock Option and Incentive Plan for Key Employees (the "1990 Plan") pursuant to the Company's Amended and Restated Key Executive Long-Term Incentive Plan (the "LTIP").

                       OPTION GRANTS IN LAST FISCAL YEAR

                                               INDIVIDUAL GRANTS
                          ------------------------------------------------------------
                           NUMBER OF
                          SECURITIES          % OF
                          UNDERLYING      TOTAL OPTIONS      EXERCISE
                            OPTIONS        GRANTED TO         OR BASE
                            GRANTED       EMPLOYEES IN         PRICE        EXPIRATION         GRANT DATE
          NAME             (#)(1)(2)       FISCAL YEAR        ($/SH)           DATE        PRESENT VALUE($)(3)
         ------           -----------     -------------     -----------     ----------     -------------------
Charles D. Miller            73,400           12.33%         $ 25.7500       2/25/2003          $ 471,962
Philip M. Neal               37,200            6.25%           25.7500       2/25/2003            239,196
Kim A. Caldwell              16,700            2.80%           25.7500       2/25/2003            107,381
R. Gregory Jenkins           14,600            2.45%           25.7500       2/25/2003             93,878
Donald L. Thompson            8,500            1.40%           25.7500       2/25/2003             54,655

- ---------------

(1) Non-qualified stock options granted at fair market value for a term of ten years under the 1990 Plan pursuant to the LTIP. The options vest nine years and nine months from the date of grant, but are eligible for accelerated vesting, beginning three years from the date of grant, if the Company meets the "return on total capital" (as defined in the LTIP) test set forth in the LTIP. This test generally measures the Company's return on total capital against that of a specified group of other companies approved by the Compensation Committee.

(2) The Compensation Committee may accelerate the time at which an option becomes exercisable, and in the event of a "change of control" of the Company (as defined in the option agreement) options become immediately exercisable. However, no option will be accelerated to the extent that such acceleration would subject the optionee to the excise tax under Section 4999 of the Internal Revenue Code.

(3) Option grant date values were determined by using the Black-Scholes option pricing model and assuming that exercisability of the options was accelerated to the fifth anniversary of the option grant date as a result of meeting the performance condition described in footnote (1) as of that date. In addition, the Company assumed a volatility rate of 0.2876, a dividend yield of 3.42%, a term of ten years, a risk-free rate of return of 6.82% and a vesting discount of 25%. The volatility rate reflects the standard deviation of the Company's stock over the three years prior to grant. The risk-free rate of return was determined by taking the weekly average of the ten-year Treasury bond rates for the 52 weeks immediately preceding the grant date of the options. The dividend yield represents the actual annualized dividend yield on the Company's stock on the date of grant. The vesting discount of 25% was calculated by multiplying a discount of 5% per year times five years, the assumed vesting date of the options. In the event that the performance condition described in footnote (1) is met later than the fifth anniversary of the grant date, or is not met during the term of the options, the grant date present value of the options would be lower. In the event that such performance condition is not met at all and the options become exercisable nine years and nine months after the options are granted, the grant date present value of the options would be $306,775, $155,477, $69,798, $61,021 and $35,525 for Messrs. Miller, Neal, Caldwell, Jenkins and Thompson, respectively. The Black-Scholes option pricing model establishes a cash equivalent value for an option on the date of grant. The Company's use of such model is not intended to forecast any future appreciation in the price of the Company's stock. In addition, no gain to the optionees is possible without appreciation in the price of the Company's common stock, which will benefit all stockholders. If the market price of the stock does not exceed the exercise price of the options at some time after the options become exercisable, the value of the options will be zero.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table shows for each of the named executive officers the shares acquired on exercise of options during 1993, the difference between the option exercise price and the market value of the underlying shares on the date of such exercise, and (as to outstanding options at December 31, 1993) the number of unexercised options and the aggregate unrealized appreciation on "in-the-money", unexercised options held at such date.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                NUMBER OF
                                                               SECURITIES            VALUE OF
                                                               UNDERLYING           UNEXERCISED
                                                               UNEXERCISED         IN-THE-MONEY
                                                               OPTIONS AT           OPTIONS AT
                                                               FY-END (#)          FY-END($)(2)
                              SHARES                         ---------------    -------------------
                           ACQUIRED ON         VALUE          EXERCISABLE/         EXERCISABLE/
            NAME           EXERCISE (#)    REALIZED($)(1)     UNEXERCISABLE        UNEXERCISABLE
           ------          ------------    --------------    ---------------    -------------------
    Charles D. Miller         28,572          $500,901       424,203/232,775    $3,349,313/$927,403
    Philip M. Neal                --                --       150,408/112,950     1,255,183/ 460,725
    Kim A. Caldwell            2,800            50,312        46,750/ 47,950       362,141/ 180,772
    R. Gregory Jenkins         5,000            89,844       106,535/ 48,450       905,859/ 197,453
    Donald L. Thompson         4,000            71,875        40,350/ 23,350       305,356/  94,919

- ---------------

(1) Market value of the common stock at the exercise date minus the exercise price of the options exercised. Amounts in this column represent the value realized by the named executive upon the exercise of stock options granted in prior years. All options had exercise prices equal to the market price of the Company's stock on the date the options were granted, and vested on the basis of the executive's continued employment with the Company. Thus, the amount realized upon exercise of the options resulted directly from appreciation in the Company's stock price during the executives' tenure with the Company.

(2) Market value of the common stock at December 31, 1993 minus the exercise price of "in-the-money" options.

LONG-TERM INCENTIVE PLAN AWARDS

     Under the LTIP, key executives recommended by the Company's Chief Executive Officer and designated by the Compensation Committee of the Board of Directors (the "Committee") are eligible to receive annual grants of stock options and to earn a deferred cash incentive award based on the financial performance of the Company and, in some cases, its business units. Participants in the LTIP are eligible to earn a deferred cash incentive award after the end of each three-year performance cycle. Option grants pursuant to the LTIP are made under the 1990 Plan.

     The following table shows, for each of the named executive officers, the estimated future payouts, if any, under the LTIP for the performance cycle which began in 1993. Payment of awards for this cycle to Messrs. Miller and Neal are contingent upon stockholder approval of the LTIP (see Proxy Item 4). Threshold amounts are the minimum amounts which could be paid under the LTIP and assume that the minimum level of performance is achieved with respect to only one of the two performance objectives (described in Proxy Item 4) during the performance cycle. If such performance is not achieved, amounts would be zero. In addition, maximum awards would not be paid unless the Company achieved 100% of each of its performance objectives for the cycle and the cumulative shareholder return of the Company's common stock for the performance cycle exceeded the median cumulative shareholder return of the Peer Group (described under "Stockholder Return Performance" on page 20) over the same period by 12.5 percentage points (which would put the Company at approximately the 90th percentile of the Peer Group). The determination of cash payouts, if any, under the LTIP for the performance cycle which began in 1991 and ended in 1993 is not expected to be made until the second quarter of 1994.

          LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR (1)

                                                                          ESTIMATED FUTURE PAYOUT UNDER
                          NUMBER OF SHARES,      PERFORMANCE OR        NON-STOCK PRICE BASED PLANS (3)(4)
                           UNITS OR OTHER      OTHER PERIOD UNTIL    ---------------------------------------
                               RIGHTS            MATURATION OR       THRESHOLD       TARGET        MAXIMUM
          NAME                   (#)               PAYOUT (2)           ($)           ($)            ($)
         ------           -----------------    ------------------    ---------      --------      ----------
Charles D. Miller                --                  3 years         $ 206,276      $589,360      $1,326,060
Philip M. Neal                   --                  3 years         $ 130,592      $373,120      $  839,520
Kim A. Caldwell                  --                  3 years         $  83,109      $237,440      $  534,240
R. Gregory Jenkins               --                  3 years         $  79,296      $226,416      $  509,436
Donald L. Thompson               --                  3 years         $  79,200      $212,000      $  477,000

- ---------------

(1) Each listed executive officer has been designated by the Committee as a participant in the LTIP for the performance cycle which began in 1993 and is eligible to receive a deferred cash incentive award after the end of that cycle of a percentage of his base salary in effect at the end of the performance cycle. The threshold (minimum), target and maximum awards are 28 percent, 80 percent and 180 percent of the executive's base salary, respectively. The amount of the executive's award will depend on the Company's actual performance during the performance cycle versus the pre-established performance objectives. See Proxy Item 4 for a more detailed description of the LTIP.

(2) The performance cycle began on January 1, 1993 and ends on December 31, 1995.

(3) Estimated future payouts under the LTIP are calculated using projected salaries for the executive officers at December 31, 1995, the end of the performance cycle.

(4) Upon a "change of control" (as defined in the LTIP) of the Company, each executive will be entitled to receive a cash payment equal to his target award based on his annual base salary rate in effect at the time of the change of control. However, no such payment will be made to the extent that the payment would be subject to the excise tax under Section 4999 of the Internal Revenue Code.

RETIREMENT PLAN

     The table set forth below illustrates representative retirement benefits for various compensation levels and service periods for employees under the Retirement Plan for Employees of Avery Dennison Corporation (the "Retirement Plan").

                             PENSION PLAN TABLE(1)

                                                        YEARS OF SERVICE(2)
                                     ---------------------------------------------------------
          REMUNERATION (2)(3)          15          20          25           30           35
          -------------------        -------     -------     -------     --------     --------
    $200,000                         $50,911     $67,881     $84,851     $101,821     $118,791*
    $250,00 and above                $58,486     $77,982     $97,477     $116,973*    $136,468*

- ---------------

 * For the plan year beginning December 1, 1992, amount is subject to annual pension limitation of $115,641 imposed under Section 415 of the Internal Revenue Code.

(1) Amounts shown assume payment in the form of a straight life annuity, level compensation, and are not subject to deductions for Social Security payments or other offsets. Amounts shown do not include estimated benefits under the Company's Supplemental Executive Retirement Plan described below.

(2) Compensation covered by the Retirement Plan for each of the individuals listed in the table on page 9 is the sum of the 1993 salary as shown in the third column in that table and the 1992 bonus (which was paid in 1993) as shown in the fourth column in that table, less amounts deferred at the election of executive officers under the Company's deferred compensation plans and the Company's Employee Savings Plan. Such covered compensation for Messrs. Miller, Neal, Caldwell, Jenkins and Thompson is $851,339, $581,333, $267,385, $244,767 and $280,194, respectively. Full years of credited service under the Retirement Plan for these individuals are as follows:
    Charles D. Miller, 28 years; Philip M. Neal, 18 years; Kim A. Caldwell, 19 years; R. Gregory Jenkins, 19 years; and Donald L. Thompson, 19 years.

(3) For the plan year beginning December 1, 1992, compensation used to determine annual benefit accruals under the Retirement Plan was limited under the Internal Revenue Code to the first $228,860 of covered compensation.

     Benefits under the Company's Retirement Plan are coordinated with benefits from the Stock Holding and Retirement Enhancement Plan (the "SHARE Plan"), a leveraged employee stock ownership plan. Under this arrangement, the pension benefit to which an employee would otherwise be entitled under the Retirement Plan ("basic pension benefit") is provided first under the SHARE Plan and then, to the extent necessary, under the Retirement Plan. If the sum of the Retirement Plan benefit accrued before adoption of the SHARE Plan and the SHARE Plan benefit exceeds the basic pension benefit, the employee receives the higher benefit.

     The Supplemental Executive Retirement Plan (the "SERP"), adopted in 1983, is designed to provide its participants with additional incentives to further the Company's growth and development and as an inducement to remain in its service. Participants designated by the Compensation Committee of the Board of Directors are offered benefits under this plan to supplement those to which they may be entitled at the time of their retirement. The Compensation Committee has designated Charles D. Miller as a participant in this plan. Mr. Miller's participation has been set to commence upon his retirement at or after age 65 at a benefit level which, when added to the benefits to which he will be entitled from the Retirement Plan and the SHARE Plan at the time of his retirement, Company contributions to the Employee Savings Plan and Social Security, will equal 62.5% of his final three-year average compensation, plus an additional 0.5% of such compensation for each year of employment after age 65 (or during which termination compensation payments under his October 24, 1990 agreement with the Company are being made). Assuming retirement at age 70, and certain modest increases in compensation over the next five years, Mr. Miller's estimated annual retirement benefit under the SERP would be $530,000. Survivor and disability benefits are also payable under the SERP under certain circumstances. The cost of benefits payable under the SERP will be recovered from the proceeds of life insurance purchased by the Company if assumptions made as to life expectancy, policy dividends, and other factors are realized.

OTHER INFORMATION

     On October 24, 1990, the Company entered into an agreement with Mr. Miller, replacing Mr. Miller's substantially similar 1982 agreement with the Company. The new agreement provides that if Mr. Miller's employment with the Company is terminated for any reason other than cause, retirement at or after age 70 or voluntary resignation or following a "change of control" of the Company (as defined in the agreement), the Company must for three years thereafter or until he reaches age 70, whichever first occurs, pay Mr. Miller (or his beneficiary, should he die before all such payments have been made) annual termination compensation equal to the highest compensation (salary plus bonus) paid to him in any of the three previous years (half of his average annual compensation over this period for disability termination) and continue coverage during such period for Mr. Miller, and to the extent possible for his spouse, under existing life, accident, medical and dental plans. Amounts to which Mr. Miller would be entitled under this agreement are reduced to the extent of any compensation he earns from any new employment. If he dies while receiving disability termination payments, or if his employment is terminated by death, his spouse will be entitled to receive such disability termination payments, as well as medical and dental benefits, until her death or September 1, 1997, whichever first occurs. Following a change of control, payments to which Mr. Miller would otherwise be entitled under other plans on account of a change of control are to be limited to an aggregate amount equal to 2.99 times the "base amount" as defined in
Section 280G of the Internal Revenue Code of 1986 (the "Code"). If Mr. Miller's employment is terminated for any reason other than cause, he will be entitled to purchase the Company automobile, if any, then being provided for his use at the depreciated book value thereof, and to have assigned to him at no cost (although Mr. Miller must reimburse the Company for the cash value of the policy, if any), and with no apportionment of prepaid premiums, any assignable insurance policy then owned by the Company relating specifically to him (paid up to age 70).

     On October 23, 1990, Mr. Neal entered into an agreement with the Company substantially the same as that of Mr. Miller described above, except (i) Mr. Neal receives no benefits from the Company except those provided under other Company plans under the agreement if his employment is terminated by death or disability, (ii) the period of compensation following termination other than for cause, voluntary resignation or retirement (at or after age 65) or following a change of control is 18 months or until age 65, whichever first occurs, (iii) Mr. Neal must use his best efforts to secure new employment following termination and compensation earned from such employment offsets payments due under this agreement, and (iv) following a change of control Mr. Neal's rights will be governed by the Company's Executive Employment Security Policy described below, instead of this agreement.

     Messrs. Neal and Jenkins have been designated by the Compensation Committee as participants under the Company's Executive Employment Security Policy (the "Policy"). The Policy provides that if within three years of a "change of control" of the Company, as defined in the Policy, the employment of an officer is terminated for reasons other than cause, death, disability, normal retirement at or after age 65 or voluntary resignation (except for resignation following a reduction in status or compensation), the officer will be entitled to receive, for a period of one, two or three years, depending on length of service (but in no event after the officer's 65th birthday), monthly termination indemnity payments equal to one-twelfth of the highest annual compensation (salary plus bonus) paid to such officer within the previous three years. During this period the officer and his spouse are entitled to the benefits provided under the Company's then existing life, accident, medical and dental insurance plans, reduced to the extent they are provided by another employer or under another group plan, and to the benefit of continued accrual of benefits provided under the Company's Retirement Plan. During this period the officer must use his best efforts to secure new employment, and termination indemnity payments will be reduced by half the amount of any compensation he receives from new employment. Messrs. Caldwell and Thompson have been designated by the Compensation Committee as participants under the Company's new Executive Employment Security Policy adopted by the Company in 1985. This policy is in all respects identical to the Policy except that it prohibits participants from receiving termination compensation in excess of an amount which would subject such compensation to the excise tax provided in Section 4999 of the Code.

     Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, "Insiders"), to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Insiders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations from certain Insiders that no other reports were required for such Insiders, the Company believes that, during the 1993 fiscal year, all
Section 16(a) filing requirements applicable to Insiders were complied with, except that one report, covering two transactions, was filed late by Mr. Wayne
H. Smith.

                        REPORT OF COMPENSATION COMMITTEE

     The Committee has furnished the following report on executive compensation.

OVERALL POLICY

     The Company's executive compensation program is designed to be closely linked to Company performance and returns to stockholders. To this end, the Company developed several years ago an overall compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified performance goals and to appreciation in the Company's stock price. The overall objectives of this strategy are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in the Company's business strategy, to link executive and stockholders interests through equity based plans and finally to provide a compensation package that recognizes individual contributions as well as overall business results.

     Each year the Committee, which is comprised exclusively of non-employee directors, conducts a full review of the Company's executive compensation program. This review includes an assessment of the effectiveness of the Company's compensation program and a comparison of the Company's executive compensation and performance to comparable public corporations, including companies within the Peer Group described under "Stockholder Return Performance"). The Company retains from time to time the services of executive compensation consultants to provide to the Company and the Committee comparative data, benefit design advice and analysis of the cost of incentives provided.

     The Committee determines the compensation of the Company's 19 executive officers, including the individuals whose compensation is detailed in this proxy statement, and sets policies for and reviews the compensation awarded to another approximately 40 highly compensated executives. This is designed to ensure consistency throughout the executive compensation program. In reviewing the individual performance of the 19 executive officers (other than Mr. Miller), the Committee takes into account the detailed performance reviews and recommendations of Mr. Miller.

     The key elements of the Company's executive compensation program consist of base salary, annual bonus, stock options, and, for certain executives, participation in the Company's LTIP. The Committee's policies with respect to each of these elements, including the basis for the compensation paid and awarded to Mr. Miller, the Company's Chairman and Chief Executive Officer, are discussed below. In addition, while the elements of compensation described below are considered separately, the Committee takes into account the full compensation package afforded by the Company to the individual.

     The 1993 Omnibus Budget Reconciliation Act ("OBRA") became law in August 1993. Under the new law, income tax deductions of publicly-traded companies in tax years beginning on or after January 1, 1994 may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, and non-qualified benefits) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. Under OBRA, the deduction limit does not apply to payments which qualify as "performance-based." To qualify as "performance-based," compensation payments must be based solely upon the achievement of objective performance goals and made under a plan that is administered by a committee of outside directors. In addition, the material terms of the plan must be disclosed to and approved by stockholders, and the compensation committee must certify that the performance goals were achieved before payments can be made.

     The Committee intends to design the Company's compensation programs to conform with the OBRA legislation and related regulations so that total compensation paid to any employee will not exceed $1 million in any one year, except for compensation payments which qualify as "performance-based." However, the OBRA legislation is newly enacted and the Internal Revenue Service has not yet promulgated final regulations interpreting it. Moreover, the Company may pay compensation which is not deductible in limited circumstances when sound management of the Company so requires. In furtherance of the Company's intention to design compensation programs to conform with the OBRA legislation, the Company is requesting that its stockholders approve certain amendments to the 1990 Plan (which was previously approved by stockholders) and approve the Senior Executive Incentive Compensation Plan and the LTIP. See Proxy Items 2, 3 and 4.

BASE SALARIES

     Base salaries for new executive officers are initially determined by evaluating the responsibilities of the position to be held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other companies. The Company participates each year in two nationwide salary surveys of between approximately 350 and 400 large public companies performed by nationally recognized compensation consulting firms. The Committee uses the data compiled from these surveys to assist it in establishing base salaries. In general, base salaries for executives are targeted to a range that is within the third quartile (the fourth quartile being the highest) of the compensation paid by such other companies. In addition, in establishing salary levels within that range, the Committee considers the competitiveness of the executives' entire compensation package. For 1993, salary levels were within or below this range, based on competitive salary data compiled in 1992 and updated for use in 1993.

     Annual salary adjustments are determined by evaluating the performance of the Company and of each executive officer, reviewing base salaries for comparable positions at other companies contained in the salary surveys described above, and, for selected senior executives, including Mr. Miller, comparing the total compensation packages of the executives, including base salary, with those of the companies in the Peer Group described under "Stockholder Return Performance". In addition, the Committee takes into account any new responsibilities. In the case of executive officers with responsibility for a particular business unit, such unit's financial results are also considered. The Committee, where appropriate, also considers non-financial performance measures. These include increases in market share, manufacturing efficiency gains, and improvements in product quality, customer service, working capital management, employee safety, relations with employees and leadership development.

     With respect to the base salary granted to Mr. Miller in 1993, the Committee took into account a comparison of base salaries of chief executive officers of the other companies contained in the salary surveys described above; the total compensation packages of the executives, including base salary, of the companies in the Peer Group described under "Stockholder Return Performance" on page 20; the Company's success in meeting several financial goals in 1992, including return on sales ("ROS"), return on total capital ("ROTC") and earnings per share ("EPS"); the performance of the Company's common stock; and the assessment by the Committee of Mr. Miller's individual performance, including his leadership with respect to the development of long-term business strategies for the Company to improve its economic value, succession planning and management continuity. The Committee also took into account the longevity of Mr. Miller's service to the Company and its belief that Mr. Miller is an excellent representative of the Company to the public by virtue of his stature in the community and the industries in which the Company operates. Mr. Miller was granted a base salary of $695,000 for 1993 (effective May 1993), an increase of 5.3% over his $660,000 base salary for 1992.

ANNUAL BONUS

     The Company's executive officers are eligible for an annual cash bonus. Individual and corporate performance objectives are established at the beginning of each year. Eligible executives are assigned threshold, target and maximum bonus levels. The Company performance measure for bonus payments is based on several financial goals, including ROS, ROTC and EPS. For executive officers with responsibility for a particular group, each of which consists of several business units, the performance measure is based on the group's net income and ROTC. The Committee weighs these financial goals very heavily. Each of the specified financial performance measures is given approximately equal weight. In 1993, the Company exceeded each of its threshold financial goals and achieved one of the three targeted financial goals. In addition, each of the groups met or exceeded each of its threshold financial goals. On a combined basis, none of the groups met its targeted financial goals, although within each group, certain business units either achieved or exceeded their targeted financial goals. The Committee also considers the individual non-financial performance measures described above under "Base Salaries" in determining bonuses, but to a much lesser extent than the financial goals described above. However, no bonuses are payable to the chief executive officer, chief operating officer or chief financial officer unless the Company's pre-tax return on stockholders' equity exceeds a minimum threshold and, in such event, the total of such executives' bonuses may not exceed a specified percentage of the Company's pre-tax return on stockholders' equity in excess of that minimum threshold.

     Based on the Company's performance described in the preceding paragraph, Mr. Miller was awarded a bonus of $555,000, a 4.7% increase over the bonus paid for 1992. In awarding this bonus, the Committee also considered Mr. Miller's individual performance, including his leadership with respect to developing and achieving the long-term strategic plan of the Company, succession planning and management continuity, and Mr. Miller's total compensation package.

     Beginning in 1994, bonuses for Messrs. Miller and Neal will be determined under the Company's new Senior Executive Incentive Compensation Plan, provided that stockholders approve the plan at the Annual Meeting. For a description of the plan, see Proxy Item 3.

STOCK OPTIONS

     Under the 1990 Plan, which was approved by stockholders and which is proposed to be amended as described in Proxy Item 2, stock options are granted to the Company's executive officers. In general, stock options are awarded to executives in February of each year. The size of stock option awards is determined by the Committee using a formula which takes into account competitive compensation data and the executive's total cash compensation opportunity (base salary and bonus opportunity). The formula does not take into account the amount of stock options previously awarded to the executive officers although the Committee may do so. In the event of poor Company or individual performance, the Committee can elect not to award options or grant smaller options.

     Stock options are designed to align the interests of executives with those of the stockholders. The Committee believes that significant equity interests in the Company held by the Company's management align the interests of stockholders and management. The Company recently adopted a stock ownership philosophy for officers and directors which encourages each officer and director to achieve and maintain certain specified levels of stock ownership during his or her tenure with the Company. In furtherance of this philosophy, the Company maintains a policy which limits the percentage of shares of the Company's common stock which should be sold during each year.

     Stock options are granted with an exercise price equal to the market price of the common stock on the date of grant and, for LTIP participants (including the individuals whose compensation is detailed in this proxy statement), vest over nine years and nine months, subject to accelerated vesting beginning three years from the date of grant if the Company meets the ROTC test set forth in the LTIP. Options for the rest of the Company's executives vest 25% per year over four years. This approach is designed to promote the creation of stockholder value over the long term since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over a number of years.

     In 1993, Mr. Miller received options to purchase 73,400 shares with an exercise price of $25.75 per share. Mr. Miller now owns 155,575 shares of the Company's common stock and, with the 1993 grant, holds options to purchase an additional 656,978 shares, of which options to purchase 424,203 shares were exercisable at December 31, 1993.

LTIP

     Under the LTIP, key executives recommended by the Company's Chief Executive Officer and designated by the Committee are eligible to receive annual grants of stock options and to earn a deferred cash incentive award based on the financial performance of the Company and, in some cases, its business units. Participants in the LTIP are eligible to earn a deferred cash incentive award after the end of each three-year performance cycle. Option grants pursuant to the LTIP are made under the 1990 Plan and are described above under "Stock Options".

     During 1993, the Committee designated each of the executive officers whose compensation is detailed in this proxy statement, and certain other executives, as participants in the LTIP for the performance cycle which began in 1993. Payment of awards for this cycle to Messrs. Miller and Neal are contingent upon stockholder approval of the LTIP (see Proxy Item 4). The determination of cash payouts, if any, under the LTIP for the performance cycle begun in 1991 and ended in 1993 is not expected to be made until the second quarter of 1994.

     Each of the most senior group of executives who is designated as a participant in the LTIP (including Mr. Miller and the other executives whose compensation is detailed in this proxy statement) ("Category I Participants") is eligible to receive (after the end of the performance cycle (1995)) a deferred cash incentive award of a percentage of his base salary in effect at the end of the cycle. The threshold (i.e. minimum), target and maximum awards are 28 percent, 80 percent and 180 percent of the executive's base salary, respectively. A portion of the award (a total of up to 80 percent of base salary) is based on the Company's achievement of certain pre-established ROTC and EPS objectives, each of which is given equal weight. The other portion of the award (up to 100 percent of base salary) is based on the Company's achievement of the total shareholder return test set forth in the LTIP, which is based on the amount by which the cumulative total shareholder return (including the reinvestment of dividends) of the Company's common stock over the three year performance cycle exceeds the median cumulative shareholder return of the Peer Group over the same period. However, the Committee may, in its discretion, determine that the total shareholder return portion of the award will not be payable if neither of the Company's EPS or ROTC threshold performance objectives for the cycle has been met. The threshold award of 28 percent of base salary will be earned if the Company meets at least 80 percent of either the ROTC or the EPS objective. The target award of 80 percent of base salary will be earned if the Company achieves 100 percent of each of the ROTC and EPS objectives. The maximum award will only be earned if the Company achieves 100% of each of the ROTC and EPS objectives and the cumulative shareholder return of the Company's common stock for the performance cycle exceeds the median cumulative shareholder return of the Peer Group by 12.5 percentage points (which would put the Company at approximately the 90th percentile of the Peer Group).

     Participants other than Category I Participants ("Other Category Participants") are divided into categories under the LTIP based on their positions with the Company. Other Category Participants are eligible to receive deferred cash incentive awards after the end of the performance cycle of up to a maximum of either 30 percent or 60 percent of base salary, depending on the category. Awards are based on the Company's achievement of certain pre-established ROTC and EPS objectives and, in addition, for executives who are responsible for a business unit, the unit's achievement of pre-established ROTC and net income objectives. Threshold awards under the LTIP for Other Cagetory Participants, ranging from 2.1 percent to 10.5 percent of base salary (depending on the category), will be earned if at least 80 percent of one of the relevant performance objectives is met. The target and maximum awards of 30 percent or 60 percent of base salary (depending on the category of the Other Category Participant) will be earned if 100 percent of all objectives is achieved. In addition, for Other Category Participants, the Committee may, in its discretion, provide for deferred cash incentive awards in excess of the awards which would be made based on the formulae contained in the LTIP.

CONCLUSION

     Through the programs described above, a very significant portion of the Company's executive compensation is linked directly to individual and Company performance and stock price appreciation. In 1993, as in previous years, approximately 50% of the Company's executive compensation (over 50% for the individuals listed in the table on page 9) consisted of these performance-based variable elements. In the case of Mr. Miller, approximately 65% of his 1993 compensation consisted of performance-based variable elements. The Committee intends to continue the policy of linking executive compensation to Company performance and returns to stockholders, recognizing that the ups and downs of the business cycle from time to time may result in an imbalance for a particular period.

February 24, 1994                                      F. Daniel Frost, Chairman
                                                                   John C. Argue
                                                                Frank V. Cahouet
                                                                Richard M. Ferry
                                                                 Peter W. Mullin
                                                              Sidney R. Petersen
                                                          Lawrence R. Tollenaere

                         STOCKHOLDER RETURN PERFORMANCE

     As required by the rules of the Securities and Exchange Commission, the following graph compares the Company's cumulative stockholder return on its common stock, including the reinvestment of dividends, with the return on the Standard & Poor's 500 Stock Index (the "S&P 500 Index") and the average return, weighted by market capitalization, of a peer group of companies (the "Peer Group"). In addition, the Company has included the median return of the Peer Group in the graph because, under the Company's LTIP, Company performance is measured against the performance of other companies using a percentile approach in which each company is given equal weight regardless of its size. The Peer Group is comprised of AMETEK, Inc., Avery Dennison Corporation, Ball Corporation, Bemis Company, Inc., Boise Cascade Corporation, W.H. Brady Co., Cabot Medical Corporation, Champion International Corporation, A.T. Cross Company, Deere & Company, The Dexter Corporation, Dover Corporation, Dresser Industries, Inc., Echlin Inc., Engelhard Corporation, Ennis Business Forms, Inc., Ethyl Corporation, Federal-Mogul Corporation, Ferro Corporation, H.B. Fuller Company, The Actava Group Inc. (formerly Fuqua Industries, Inc.), The B.F. Goodrich Company, W.R. Grace & Co., Harris Corporation, Harsco Corporation, Hercules Incorporated, Hunt Manufacturing Co., Illinois Tool Works Inc., Imo Industries Inc., James River Corporation of Virginia, Johnson Controls, Inc., Masco Corporation, Maytag Corporation, The Mead Corporation, Moore Corporation Limited, Nashua Corporation, National Service Industries, Inc., Olin Corporation, Pentair, Inc., Pittway Corporation, Premark International, Inc., Scott Paper Company, The Sherwin-Williams Company, The Standard Register Company, Teledyne, Inc., Thomas & Betts Corporation, The Timken Company, Union Carbide Corporation, Valhi, Inc., Wallace Computer Services, Inc., Westvaco Corporation, and Witco Corporation. The stockholder return graph contained in the Company's proxy statement for 1992 also included Engraph, Inc. in the Peer Group. However, during 1993 Engraph, Inc. was acquired by Sonoco Products Company, and, accordingly, the following graph does not include the results of Engraph, Inc. for any of the periods presented.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN(1)
                OF AVERY DENNISON, S&P 500 INDEX AND PEER GROUP,
                         WEIGHTED AVERAGE(2) AND MEDIAN

                                                                         PEER GROUP
      MEASUREMENT PERIOD                                                 (WEIGHTED      PEER GROUP
    (FISCAL YEAR COVERED)       AVERY DENNISON       S&P 500 INDEX       AVERAGE)        (MEDIAN)
            1988                     100                 100               100             100
            1989                     145                 132               114             109
            1990                      99                 128                91              85
            1991                     121                 166               122             111
            1992                     141                 179               141             136
            1993                     149                 197               174             147

(1) Assumes $100 invested on December 31, 1988 in the stock of Avery Dennison, the S&P 500 Index and the Peer Group and that all dividends were reinvested.

(2) Weighted by market capitalization.

(3) On May 25, 1990, Avery International Corporation announced its agreement to merge with Dennison Manufacturing Company. The merger was completed on October 16, 1990.

     Stock price performance of the Company reflected in the above graph is not necessarily indicative of future price performance.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Peter W. Mullin, a member of the Committee, is the chairman and chief executive officer and a director of MCG Insurance Services, Inc. ("MINC") and PWM Insurance Services, Inc. ("PWM"), executive compensation and benefit consultants and insurance agents. Mr. Mullin is also the majority stockholder of MINC and the sole stockholder of PWM. During 1993, the Company paid insurance companies premiums for life insurance placed by MINC and PWM in 1993 and prior years in connection with various Company employee benefit plans. In 1993, the insurance companies paid commissions to MINC and PWM in an aggregate amount of approximately $499,500 for the placement and renewal of this insurance, in which Mr. Mullin had direct and indirect interests approximating $420,500.

     Richard M. Ferry, a member of the Committee, is co-founder, president, director and a principal stockholder of Korn/Ferry International ("Korn/Ferry"), an executive search firm. During 1993, Korn/Ferry received an aggregate of approximately $74,000 in payments from the Company for executive search services, in which Mr. Ferry had an indirect interest approximating $14,000.

                                 VOTING SHARES

     Stockholders of record at the close of business on March 4, 1994, are entitled to notice of, and to vote at, the Annual Meeting. There were 56,247,118 shares of common stock of the Company outstanding on March 4, 1994.

PRINCIPAL STOCKHOLDERS

     Whenever in this proxy statement information is presented as to "beneficial ownership", please note that such ownership indicates only that the person shown, directly or indirectly, has or shares with others the power to vote (or to direct the voting of) or the power to dispose of (or to direct the disposition of) such shares; he or she may or may not have any economic interest in the shares. The reporting of information herein does not constitute an admission that any such person is, for the purpose of Section 13 or 16 of the 1934 Act, the "beneficial owner" of the shares shown herein.

     To the knowledge of the Company, the following was the only person or group who, as of December 31, 1993, owned beneficially 5% or more of the outstanding common stock of the Company.

                         NAME AND ADDRESS                             NUMBER OF SHARES      PERCENT
                        OF BENEFICIAL OWNER                          BENEFICIALLY OWNED     OF CLASS
                        -------------------                          ------------------     --------
R. Stanton Avery...................................................       2,826,699(1)        5.03%
  150 No. Orange Grove Blvd.
  Pasadena, CA 91103
Cooke & Bieler, Inc................................................       2,850,520(2)        5.10%
  1700 Market, Suite 3222
  Philadelphia, PA 19103

- ---------------

(1) Refer to the table on page 5 for details of Mr. Avery's beneficial ownership.

(2) Based on information contained in the Schedule 13G of Cooke & Bieler, Inc. for the period ending December 31, 1993.

     The Company's Employee Savings Plan and SHARE Plan, and the Dennison Manufacturing Company Bargaining Unit Employee Stock Ownership Plan (collectively, the "Plans") together owned a total of 6,424,613 shares of Company common stock on December 31, 1993, or 11.43% of Common Stock then outstanding. Although the Company is the Administrator of the Plans, each plan was established and is administered to achieve the different purposes for which it was created for the exclusive benefit of its participants, and employees participating in the Plans are entitled to vote all shares allocated to their accounts. Accordingly, such plans do not constitute a "group" within the meaning of Section 13(d) of the 1934 Act.

   THE 1990 STOCK OPTION AND INCENTIVE PLAN FOR KEY EMPLOYEES (PROXY ITEM 2)

PROPOSED AMENDMENTS

     Upon the recommendation of the Committee, the Board of Directors has adopted, subject to shareholder approval, the following amendments to the 1990
Plan:

     1. an increase of 2,750,000 in the number of shares of Common Stock authorized for issuance under the 1990 Plan; and

     2. the addition of an annual maximum limitation of 200,000 on the number of shares subject to options which may be granted to any individual employee under the 1990 Plan.

DESCRIPTION OF THE 1990 PLAN

     In January 1990 the Company's Board of Directors adopted the 1990 Plan and in March 1990 the stockholders approved it. In February 1991, the Board of Directors adopted certain amendments to the 1990 Plan which were approved by the stockholders in March 1991. The 1990 Plan succeeds the Company's 1988 Stock Option and Stock Appreciation Rights Plan for Key Employees ("1988 Plan"), which covered 4,000,000 shares of the Company's Common Stock. The 1988 Plan was adopted by the Board of Directors and then approved by the stockholders in March 1988 as a successor to the expired 1973 Amended Stock Option and Stock Appreciation Rights Plan ("1973 Plan").

     The principal purposes of the 1990 Plan are to provide incentives for officers and key employees of the Company and its subsidiaries through granting of options under the 1990 Plan, thereby stimulating their personal and active interest in the Company's development and financial success, and inducing them to remain in the Company's employ. Options granted pursuant to the Company's LTIP are granted under the 1990 Plan (see Proxy Item 4 for a description of the LTIP).

     Under the 1990 Plan, not more than 5,200,000 shares of Common Stock (or their equivalent in other equity securities) are authorized for issuance upon exercise of options and stock appreciation rights ("SAR's") under the 1973 Plan and the 1988 Plan and stock options, SAR's and other awards under the 1990 Plan. As of December 31, 1993, a total of 3,946,322 shares were subject to outstanding stock options held by approximately 400 officers and key employees under the 1990 Plan, the 1988 Plan and the 1973 Plan. Assuming that all outstanding options are exercised, 207,656 shares remained available for the grant of new stock options, SAR's, restricted stock, dividend equivalents, performance awards and stock payments under the 1990 Plan as of December 31, 1993. In addition, on February 24, 1994, the Committee granted a total of 659,000 options under the 1990 Plan, subject to stockholder approval of an increase in the number of shares covered by the 1990 Plan. The proposed amendment to the 1990 Plan would increase the number of shares covered by the 1990 Plan by 2,750,000 shares. On February 28, 1994, the closing price of a share of the Company's Common Stock on the New York Stock Exchange Composite Tape was $30 1/4.

     The shares available under the 1990 Plan upon exercise of stock options, SAR's and other awards, and issuance as restricted stock, may be either previously unissued shares or issued shares which have been repurchased by the Company, and may be equity securities of the Company other than Common Stock. The 1990 Plan provides for appropriate adjustments in the number and kind of shares subject to the 1990 Plan and to outstanding grants thereunder in the event of a stock split, stock dividend or certain other types of recapitalizations, including restructuring.

     If any portion of a stock option, SAR or other award terminates or lapses unexercised, or is cancelled upon grant of a new option, SAR or other award (which may be at a higher or lower exercise price than the option, SAR or other award so cancelled), or if restricted stock is repurchased by the Company, the shares which were subject to the unexercised portion of such option, SAR or other award, or the restricted stock repurchased, will continue to be available for issuance under the 1990 Plan.

     The principal features of the 1990 Plan are summarized below, but the summary is qualified in its entirety by reference to the 1990 Plan itself. Copies of the 1990 Plan will be available at the Annual Meeting and can also be obtained by making written request of the Company's Secretary.

  ADMINISTRATION

     The 1990 Plan is administered by the Committee, which consists of at least three members of the Board, none of whom is an officer or employee of the Company. The Committee is authorized to select from among the eligible employees the individuals to whom options, SAR's, restricted stock purchase rights and other awards are to be granted and to determine the number of shares to be subject thereto and the terms and conditions thereof, consistent with the 1990 Plan. The Committee is also authorized to adopt, amend and rescind rules relating to the administration of the 1990 Plan.

     The 1990 Plan also authorizes the Committee to delegate all or specified administrative duties and authority, except the authority to make grants or awards, to the Chief Executive Officer or the Secretary of the

Company, or both. In addition, the Committee may in its discretion grant to the Chief Executive Officer of the Company authority to make grants or awards under the 1990 Plan to employees other than executive officers, subject to such limitations as the Committee may impose.

  PAYMENT FOR SHARES

     The exercise or purchase price for all options, SAR's, restricted stock and other rights to acquire Company Common Stock, together with any applicable tax required to be withheld, must be paid in full in cash at the time of exercise or purchase or may, with the approval of the Committee, be paid in whole or in part in Common Stock of the Company owned by the optionee and having a fair market value on the date of exercise equal to the aggregate exercise price of the shares so to be purchased. The Committee may also provide, in the terms of an option or other right, that the purchase price may be payable within thirty days after the date of exercise. The Committee may also authorize other lawful consideration to be applied to the exercise or purchase price of an award. This may also include services rendered, or the difference between the exercise price of presently exercisable options and the fair market value of the Common Stock covered by such options on the date of exercise.

  AMENDMENT AND TERMINATION

     Amendments of the 1990 Plan to increase the number of shares as to which options, SAR's, restricted stock and other awards may be granted (except for adjustments resulting from stock splits, etc.) require the approval of the Company's stockholders. In all other respects the 1990 Plan can be amended, modified, suspended or terminated by the Board of Directors, unless such action would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Amendments of the Plan will not, without the consent of the participant, affect such person's rights under an award previously granted, unless the award itself otherwise expressly so provides. No termination date is specified for the 1990 Plan.

  ELIGIBILITY

     Options, SAR's restricted stock and other awards under the 1990 Plan may be granted to individuals who are then officers or other employees of the Company or any of its present or future subsidiaries (as defined in Section 425 of the Code) and who are determined by the Committee to be key employees. Approximately 210 officers and other employees are eligible to participate in the 1990 Plan. More than one option, SAR, restricted stock grant or other award may be granted to a key employee, but the aggregate fair market value (determined at the time of grant) of shares with respect to which an Incentive Stock Option is first exercisable by an optionee during any calendar year cannot exceed $100,000.

  AWARDS UNDER THE 1990 PLAN

     The 1990 Plan provides that the Committee may grant or issue stock options, SAR's, restricted stock, dividend equivalents, performance awards, stock payments and other stock related benefits, or any combination thereof. Each grant or issuance will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

     Nonqualified stock options ("NQSO's") will provide for the right to purchase Common Stock at a specified price which may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable in installments after the grant date. NQSO's may be granted for any reasonable term.

     Incentive stock options, if granted, will be designed to comply with the provisions of the Code and will be subject to restrictions contained in the Code, including exercise prices equal to at least 100% of fair market value of Common Stock on the grant date and a ten year restriction on their term, but may be subsequently modified to disqualify them from treatment as an incentive stock option.

     Restricted stock may be sold to participants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Committee. Restricted stock, typically, may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

     Stock appreciation rights may be granted in connection with stock options or other awards, or separately. SAR's granted by the Committee in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of the Company's Common Stock over the exercise price of the related option or other awards, but alternatively may be based upon criteria such as book value. There are no restrictions specified in the 1990 Plan on the exercise of SAR's or the amount of gain realizable therefrom, although they can be imposed by the Committee in the SAR agreements. The Committee may elect to pay SAR's in cash or in Common Stock or in a combination of cash and Common Stock.

     Dividend equivalents may be credited to a participant in the 1990 Plan. They represent the value of the dividends per share paid by the Company, calculated with reference to the number of shares covered by the stock options, SAR's or other awards held by the participant.

     Performance awards may be granted by the Committee on an individual or group basis. Generally, these awards will be based upon specific agreements and may be paid in cash or in Common Stock or in a combination of cash and Common Stock. Performance awards may include "phantom" stock awards that provide for payments based upon increases in the price of the Company's Common Stock over a predetermined period. Performance awards may also include bonuses which may be granted by the Committee on an individual or group basis and which may be payable in cash or in Common Stock or in a combination of cash and Common Stock.

     Stock payments may be authorized by the Committee in the form of shares of Common Stock or an option or other right to purchase Common Stock as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable to a key employee in cash.

  MISCELLANEOUS PROVISIONS

     Options and other rights to acquire Common Stock of the Company granted under the 1990 Plan may provide for their termination upon dissolution or liquidation of the Company, the merger or consolidation of the Company into another corporation, the acquisition by another corporation of all or substantially all of the Company's assets, or the acquisition by another corporation of 80% or more of the Company's then outstanding voting stock; but in such event the Committee may also give optionees and other grantees the right to exercise their outstanding options or rights in full during some period prior to such event, even though the options or rights have not yet become fully exercisable. Options and other rights granted under the 1990 Plan currently provide that in the event of a "change of control" of the Company (as defined in the option or grant agreement) all previously unexercisable options and rights become immediately exercisable unless such options and rights, or portions thereof, are determined by the Committee to constitute, when exercised, "excess parachute payments" (as defined in Section 280G of the Code).

     The 1990 Plan specifies that the Company may make loans to Plan participants to enable them to exercise options, purchase shares or realize the benefits of other awards granted under the Plan. The terms and conditions of such loans, if any are made, are to be set by the Committee.

     In consideration of the granting of a stock option, SAR, dividend equivalent, performance award or right to purchase restricted stock, the employee must agree in the written agreement embodying such award to remain in the employ of the Company or a subsidiary of the Company for at least one year after the award is granted.

     Subject to the respective option agreements, stock options cannot be exercised after one year from the date the optionee's employment terminates by reason of death or disability, nor more than two years after retirement on or after reaching age 55. Option agreements may also provide for immediate termination in the event the optionee terminates employment in violation of any employment agreement or is discharged for good cause.

     No option, SAR or other right granted under the 1990 Plan may be assigned or transferred by the optionee, except by will or the laws of intestate succession. During the lifetime of the holder of any option or right, the option or right may be exercised only by the holder, or his guardian or legal representative.

     The Company requires participants to discharge withholding tax obligations in connection with the exercise of any option or other right granted under the 1990 Plan, or the lapse of restrictions on restricted stock, as a condition to the issuance or delivery of stock or payment of other compensation pursuant thereto. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations related to exercise of options or receipt of other awards, subject to the discretion of the Committee to disapprove such use. In addition, the Committee may grant to employees a cash bonus in the amount of any tax related to awards.

  FEDERAL INCOME TAX CONSEQUENCES

     The tax consequences of the 1990 Plan under current federal law are summarized in the following discussion which deals with the general tax principles applicable to the 1990 Plan, and is intended for general information only. In addition, the tax consequences described below are subject to the limitation of OBRA, discussed below under "Reasons for Amendments." Alternative minimum tax and state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

     Nonqualified Stock Options. For Federal income tax purposes, the recipient of NQSO's granted under the 1990 Plan will not have taxable income upon the grant of the option, nor will the Company then be entitled to any deduction. Generally, upon exercise of NQSO's the optionee will realize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the stock at the date of exercise. An optionee's basis for the stock for purposes of determining his gain or loss on his subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO.

     Incentive Stock Options. There is no taxable income to an employee when an ISO is granted to him or when that option is exercised; however, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an "item of tax preference" for the optionee. Gain realized by an optionee upon sale of stock issued on exercise of an ISO is taxable at capital gains rates, and no tax deduction is available to the Company, unless the optionee disposes of the shares within two years after the date of grant of the option or within one year of the date the shares were transferred to the optionee. In such event the difference between the option exercise price and the fair market value of the shares on the date of the option's exercise will be taxed at ordinary income rates, and the Company will be entitled to a deduction to the extent the employee must recognize ordinary income. An ISO exercised more than three months after an optionee's retirement from employment, other than by reason of death or disability, will be taxed as an NQSO, with the optionee deemed to have received income upon such exercise taxable at ordinary income rates. The Company will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

     Stock Appreciation Rights. No taxable income is realized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. The Company will be entitled to a deduction for compensation paid in the same amount which the recipient realized as ordinary income.

     Restricted Stock. Unless an election is made under Section 83(b) of the Code, an employee to whom restricted stock is issued will not have taxable income upon issuance and the Company will not then be entitled to a deduction. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to repurchase by the Company, the employee will realize ordinary income and the Company will be entitled to a deduction in an amount equal to the fair market value of the shares at the date such restrictions lapse, less the purchase price therefor. If an election is made under Section 83(b), the employee will realize ordinary income at the date of issuance equal to the difference between the fair market value of the shares at that date less the purchase price therefor and the Company will be entitled to a deduction in the same amount.

     Dividend Equivalents. A recipient of a dividend equivalent award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

     Performance Awards. A participant who has been granted a performance award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or Common Stock, the participant will have ordinary income, and the Company will be entitled to a corresponding deduction.

     Stock Payments. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will be taxed as if the cash payment has been received, and the Company will have a deduction in the same amount.

     Deferred Compensation. Participants who defer compensation generally will recognize no income, gain or loss for federal income tax purposes when nonqualified stock options are granted in lieu of amounts otherwise payable, and the Company will not be entitled to a deduction at that time. When and to the extent options are exercised, the ordinary rules regarding nonqualified stock options outlined above will apply.

REASONS FOR AMENDMENTS

     The 1990 Plan currently provides that 5,200,000 shares of Common Stock (or their equivalent in other equity securities) are authorized for issuance. As of December 31, 1993, approximately 207,656 shares remained available for future awards. Also on that date, options held by approximately 400 officers and key employees and covering approximately 3,946,322 shares were outstanding under the 1973 Plan, the 1988 Plan and the 1990 Plan, of which approximately 2,331,371 were exercisable. The Board of Directors has determined that it is advisable to continue to provide stock-based incentive compensation to the Company's key employees, thereby continuing to align the interests of such employees with those of the stockholders, and that awards under the 1990 Plan are an effective means of providing such compensation. On February 24, 1994, the Board of Directors granted options covering a total of 659,000 shares, subject to stockholder approval of an amendment to the 1990 Plan to increase the number of shares authorized for issuance. In addition, in order to continue to grant stock-based incentive compensation in the future, it is necessary to increase the number of shares available for issuance under the 1990 Plan. Therefore, the Board recommends that 2,750,000 additional shares of Common Stock be reserved under the 1990 Plan for issuance on exercise of options and other awards.

     Under OBRA, which became law in August 1993, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid in 1994 and thereafter) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under OBRA, the deduction limit does not apply to qualified "performance-based" compensation established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and stock appreciation rights will satisfy the performance-based exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any particular employee within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date).

     It is the Company's policy generally to design the Company's compensation programs to conform with the OBRA legislation and related regulations so that total compensation paid to any employee will not exceed $1 million in any one year, except for compensation payments in excess of $1 million which qualify as "performance-based". Accordingly, the Board of Directors is asking stockholders to approve an amendment to the 1990 Plan to provide for an annual maximum limitation of 200,000 on the number of shares subject to options which may be granted to any individual employee under the 1990 Plan, which limitation is based upon the recommendation of the Company's compensation consultants. The Company intends to comply with other requirements of the performance-based compensation exclusion under OBRA, including option pricing requirements and requirements governing the administration of the 1990 Plan (as well as the plans which are set forth in Proxy Items 3 and 4 below), so that, upon stockholder approval of the 1990 Plan (and such other plans), the deductibility of compensation paid to top executives thereunder are not expected to be disallowed.

     The proposed amendments will not affect the Federal income tax consequences associated with the 1990 Plan except as noted above.

REQUIRED VOTE FOR APPROVAL AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required to approve these amendments to the 1990 Plan. Your Board of Directors recommends a vote FOR approval of the 1990 Plan amendments.

        THE SENIOR EXECUTIVE INCENTIVE COMPENSATION PLAN (PROXY ITEM 3)

DESCRIPTION OF THE BONUS PLAN

     In January 1994, the Committee approved a new Senior Executive Incentive Compensation Plan (the "Bonus Plan"), subject to stockholder approval, as part of the Company's policy to design the Company's compensation programs to conform with the OBRA legislation and related regulations so that total compensation paid to any employee will not exceed $1 million in any one year, except for compensation payments in excess of $1 million which qualify as "performance-based". Payments under the Bonus Plan are based solely on objective performance criteria. Accordingly, it is expected that such payments will not be subject to the deduction limit if, among other things, stockholders approve the Bonus Plan at the Annual Meeting. Participants in the Bonus Plan are not eligible to participate in the Company's general bonus plan for executives.

     Under the Bonus Plan, key executives designated by the Committee are eligible to receive annual cash bonus payments based on the financial performance of the Company. Two officers (Messrs. Miller and Neal) are eligible to participate in the Bonus Plan. The purposes of the Bonus Plan are to attract and retain the best possible executive talent, to permit executives of the Company to share in its profits, to promote the success of the Company and to closely link executive rewards to Company performance.

     The principal features of the Bonus Plan are summarized below, but the summary is qualified in its entirety by reference to the Bonus Plan itself. Copies of the Bonus Plan will be available at the Annual Meeting and can also be obtained by making written request of the Company's Secretary.

     Each participant in the Bonus Plan is eligible to receive an annual bonus of up to a maximum of 140% of his base salary in effect at the end of the year (not to exceed for this purpose $1 million). The award is based on the Company's achievement of one or more of the following pre-established objectives: ROS, ROTC, EPS, return on equity, net income, cash flow, sales and total shareholder return (defined as cumulative shareholder return, including the reinvestment of dividends, of the Company's common stock). The threshold and targeted awards under the Bonus Plan are 25% and 100% of the executive's base salary, respectively. The threshold award is not earned unless the Company meets at least 50% of a particular performance goal. If the Company meets between 70% and 100% of a particular performance objective, the bonus will be equal to that percentage of the executive's base salary, and if the Company exceeds the performance goal, the executive will receive two percent of his base salary for every percentage point over 100%, up to a maximum of 140% of his base salary. In addition, the Committee has the discretion to decrease awards which would otherwise be payable under the Bonus Plan.

     No bonuses are payable to the chief executive officer, chief operating officer or chief financial officer unless the Company's pre-tax return on stockholders' equity exceeds a minimum threshold and, in such event, the total of such executives' bonuses may not exceed a specified percentage of the Company's pre-tax return on stockholders' equity in excess of that minimum threshold.

     Bonuses for 1993, set forth in the table on page 9, were paid to senior executives in accordance with the criteria described above under "Report of Compensation Committee -- Annual Bonus." Bonuses for 1994 and subsequent years will be paid under the Bonus Plan described above and will be based on the Company's 1994 financial results which are not yet determinable.

  MISCELLANEOUS PROVISIONS

     Upon a "change of control" (as defined in the Bonus Plan), participants in the Bonus Plan will be entitled to receive bonuses equal to their target award based on the participant's annual base salary rate in effect at the time of the change of control. However, in no event will payments be made to participants under this change of control provisions to the extent that the payment would be subject to the excise tax on excess parachute payments under Section 4999 of the Code.

FEDERAL INCOME TAX CONSEQUENCES

     The tax consequences of the Bonus Plan under current federal law are summarized in the following discussion, which deals with the general tax principles applicable to the Bonus Plan, and is intended for general information only. Alternative minimum tax and state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

     A participant who becomes eligible to receive a bonus under the Bonus Plan will not realize taxable income at that time, nor will the Company be entitled to a deduction at that time. When a bonus is paid, the participant will have ordinary income equal to the amount paid, and the Company is expected to be entitled to a corresponding deduction, subject to the OBRA legislation discussed in "Reasons for Stockholder Approval" below.

REASONS FOR STOCKHOLDER APPROVAL

     As described above under Proxy Item 2, it is the Company's policy generally to design the Company's compensation programs to conform with the OBRA legislation and related regulations so that total compensation paid to any employee will not exceed $1 million in any one year, except for compensation payments in excess of $1 million which qualify as "performance-based." Bonuses paid under the Bonus Plan are not expected to be subject to this deduction limit if, among other things, stockholders approve the Bonus Plan at the Annual Meeting.

REQUIRED VOTE FOR APPROVAL AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required to approve the Bonus Plan. Your Board of Directors recommends a vote FOR approval of the Bonus Plan.

        THE AMENDED AND RESTATED KEY EXECUTIVE LONG-TERM INCENTIVE PLAN
                                 (PROXY ITEM 4)
DESCRIPTION OF THE LTIP

     During 1991, the Company's Board of Directors approved a Key Executive Long-Term Incentive Plan as part of an executive compensation program that is designed to be closely linked to Company performance and returns to stockholders. The Board approved the Amended and Restated Long-Term Incentive Plan (the "LTIP") in 1993. The provisions described below apply to the LTIP as in effect in 1993.

     Under the LTIP, key executives recommended by the Company's Chief Executive Officer and designated by the Committee are eligible to receive annual grants of stock options and to earn deferred cash incentive awards based on the financial performance of the Company and, in some cases, its business units. Approximately 55 officers and other employees are eligible to participate in the LTIP. The purpose of the LTIP is to focus key executives of the Company on factors that influence the Company's long-term growth and success by providing a means whereby participants are given an opportunity to share financially in the future value they help to create for the Company and its stockholders.

     The principal features of the LTIP are summarized below, but the summary is qualified in its entirety by reference to the LTIP itself. Copies of the LTIP will be available at the Annual Meeting and can also be obtained by making written request of the Company's Secretary.

  OPTIONS

     All LTIP options are granted under the 1990 Plan, and both NQSO's and ISO's may be granted. The size of the grants are determined by the Committee, the exercise prices are equal to the fair market value of the Company's common stock on the date of grant, and options have a maximum term of ten years from the date of grant. Options vest nine years and nine months from the date of grant, but become eligible for accelerated vesting, beginning three years from the date of grant, if the Company's ROTC for a given fiscal year equals or exceeds the ROTC of the median company among a specified group of other companies approved by the Committee. This group of other companies is currently the same as the Peer Group referred to under "Shareholder Return Performance". For options granted under the LTIP prior to 1994, such early vesting will occur provided that the Company's ROTC for the relevant fiscal year equals or exceeds the ROTC of the 40th percentile company among the Peer Group for that year. All other terms of LTIP options are as described under Proxy Item 2.

  DEFERRED CASH INCENTIVE AWARDS

     Participants in the LTIP are eligible to earn a deferred cash incentive award after the end of each three-year performance cycle. The first performance cycle under the amended LTIP began in 1993, but payment of awards for this cycle to Messrs. Miller and Neal are contingent upon stockholder approval of the LTIP. Subsequent performance cycles begin every two years. The amount of an individual's award depends on his or her position with the Company, his or her base salary in effect at the end of the cycle (not to exceed for this purpose $1 million), and the Company's actual performance during the performance cycle versus one or more of the following pre-established objectives: ROS, ROTC, EPS, return on equity, net income, cash flow, sales, economic value added and, additionally, in the case of certain executives who are responsible for a business unit of the Company, the unit's performance versus pre-established ROTC and net income objectives for the unit. Category I Participants are also eligible to receive an award based on the Company's achievement of the total shareholder return test set forth in the LTIP. For the 1993 performance cycle, the measurement of performance objectives will be based upon performance during the final year of the cycle (1995). For subsequent performance cycles, performance measurement may be based upon different criteria (e.g., average performance of the cycle) at the discretion of the Committee. For a description of the calculation of awards under the LTIP, see "Report of Compensation Committee -- LTIP".

  MISCELLANEOUS PROVISIONS

     Upon a "change of control" of the Company (as defined in the LTIP), participants in the LTIP will be entitled to receive cash payments equal to their target award under the deferred cash incentive portion of the LTIP based on the participant's annual base salary rate in effect at the time of the change of control. In addition, options granted under the LTIP provide that in the event of a "change of control" of the Company (as defined in the option) all previously unexercisable options become immediately exercisable. However, in no event will payments of deferred cash incentive awards be made to participants, or options accelerated, under these change of control provisions to the extent that the payment or option acceleration would be subject to the excise tax on excess parachute payments under Section 4999 of the Code.

  FEDERAL INCOME TAX CONSEQUENCES

     The tax consequences of the LTIP under current federal law are summarized in the following discussion, which deals with the general tax principles applicable to the LTIP, and is intended for general information only. Alternative minimum tax and state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

     The federal income tax consequences of LTIP options are as described above in the discussion relating to the 1990 Plan, under which the LTIP options are granted.

     A participant who becomes eligible to receive a deferred cash incentive under the LTIP will not realize taxable income at that time, nor will the Company be entitled to a deduction at that time. When a cash incentive is paid, the participant will have ordinary income equal to the amount paid, and the Company is expected to be entitled to a corresponding deduction, subject to the OBRA legislation discussed in "Reasons for Stockholder Approval" below.

REASONS FOR STOCKHOLDER APPROVAL

     As described above under Proxy Item 2, it is the Company's policy generally to design the Company's compensation programs to conform with the OBRA legislation and related regulations so that total compensation paid to any employee will not exceed $1 million in any one year, except for compensation payments in excess of $1 million which qualify as "performance-based." It is expected that payments under the LTIP for the 1993 and subsequent performance cycles will not be subject to this deduction limit if, among other things, stockholders approve the LTIP at the Annual Meeting.

REQUIRED VOTE FOR APPROVAL AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required to approve the LTIP. Your Board of Directors recommends a vote FOR approval of the LTIP.

                                    GENERAL
INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Coopers & Lybrand to serve as the Company's independent accountants for the 1994 fiscal year. One or more representatives of Coopers & Lybrand will be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if they so desire.

STOCKHOLDER PROPOSALS

     Stockholder proposals for presentation at the annual meeting scheduled to be held on April 27, 1995, must be received at the Company's principal executive offices on or before November 10, 1994. The Company's Bylaws provide that stockholders desiring to bring any other business before the stockholders at an annual meeting must notify the Secretary of the Company thereof in writing 30 to 60 days before the meeting (or, if less than 40 days' notice or public disclosure of the meeting date is given, within 10 days after such notice was mailed or publicly disclosed). Such notice must include (i) a brief description of the business desired to be conducted and the reasons for doing so at an annual meeting, (ii) the proposing stockholder's name and record address, and class and number of shares of Company stock owned, and (iii) a description of any material interest of the stockholder in such business.

ANNUAL REPORT

     The Company's 1993 Annual Report to Stockholders has recently been mailed to all stockholders of record.

     ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                         Robert G. van Schoonenberg
                                              Secretary

Dated: March 11, 1994

                                               PROXY
                                  SOLICITED BY BOARD OF DIRECTORS          Avery Dennison Corporation
                                  ANNUAL MEETING -- APRIL 28, 1994         150 No. Orange Grove Boulevard
         [LOGO]                         PASADENA, CALIFORNIA               Pasadena, California 91103

           The undersigned hereby appoints Lawrence R. Tollenaere, R. Stanton Avery and H. Russell Smith, or each or any of them with power of substitution, proxies for the undersigned to act and vote at the 1994 annual meeting of stockholders of Avery Dennison Corporation and at any adjournments thereof as indicated upon the matter referred to on the reverse side and described in the proxy statement for the meeting, and, in their discretion, upon any other matters which may properly come before the meeting.

       1. Election of Directors

        NOMINEES: Charles D. Miller, Sidney R. Petersen, John C. Argue, John B.
                                       Slaughter

           IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR PROPOSAL NUMBERS 2, 3 AND 4.

                                                                          (OVER)

      /X/  PLEASE MARK VOTES.

      -------------------------------------------------------------------------------------------
      A vote FOR ALL nominees is recommended by the       A vote FOR is recommended by the Board
      Board of Directors:                                 of Directors:
      -------------------------------------------------------------------------------------------
      1. Election of Directors (page 1)                   2. Approval of certain amendments to
            FOR ALL              WITHHELD FROM               the Company's 1990 Stock Option and
            nominees             ALL nominees                Incentive Plan for Key Employees
              / /                    / /                     (page 22)
      FOR ALL EXCEPT the following nominee(s):                  FOR      AGAINST      ABSTAIN
                                                               /  /       / /           / /
      --------------------------------------
      -------------------------------------------------------------------------------------------


      -------------------------------------------------------------------------------------------
      A vote FOR is recommended by the Board              A vote FOR is recommended by the Board
      of Directors:                                       of Directors:
      -------------------------------------------------------------------------------------------
      3. Approval of Senior Executive Incentive           4. Approval of Amended and Restated Key
         Compensation Plan (page 28)                         Executive Long-Term Incentive Plan
                                                             (page 29)
                FOR      AGAINST      ABSTAIN                   FOR      AGAINST      ABSTAIN
               /  /       / /           / /                    /  /       / /           / /
      -------------------------------------------------------------------------------------------

                                            Date                     , 1994
                                                 --------------------

                                            -----------------------------------------------------

                                            -----------------------------------------------------
                                            Signature(s) of Stockholder(s)


                                            -----------------------------------------------------
                                            If acting as attorney, executor, trustee, or in other
                                            representative capacity, please sign name and title.
                                            -----------------------------------------------------
                                            Send admission
                                            ticket for      / /
                                            meeting
                                            -----------------------------------------------------

                       PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

                                  CONFIDENTIAL VOTING INSTRUCTIONS         Avery Dennison Corporation
                                                                           150 No. Orange Grove Boulevard
         [LOGO]                                                            Pasadena, California 91103

       TO: FIRST INTERSTATE BANK OF CALIFORNIA AS AGENT FOR THE TRUSTEES
           OF THE AVERY DENNISON SAVINGS PLAN AND SHARE PLAN

           VOTING INSTRUCTIONS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF AVERY DENNISON CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS, APRIL 28, 1994.

           The undersigned hereby appoints Lawrence R. Tollenaere, R. Stanton Avery and H. Russell Smith, or each or any of them with power of substitution, proxies for the undersigned to act and vote at the 1994 annual meeting of stockholders of Avery Dennison Corporation and at any adjournments thereof as indicated upon the matter referred to on the reverse side and described in the proxy statement for the meeting, and, in their discretion, upon any other matters which may properly come before the meeting.

       1. Election of Directors

        NOMINEES: Charles D. Miller, Sidney R. Petersen, John C. Argue, John B.
                                       Slaughter

           IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR PROPOSAL NUMBERS 2, 3 AND 4.

                                                                          (OVER)

      /X/  PLEASE MARK VOTES.

      -------------------------------------------------------------------------------------------
      A vote FOR ALL nominees is recommended by the       A vote FOR is recommended by the Board
      Board of Directors:                                 of Directors:
      -------------------------------------------------------------------------------------------
      1. Election of Directors (page 1)                   2. Approval of certain amendments to
            FOR ALL              WITHHELD FROM               the Company's 1990 Stock Option and
            nominees             ALL nominees                Incentive Plan for Key Employees
              / /                    / /                     (page 22)
      FOR ALL EXCEPT the following nominee(s):                  FOR      AGAINST      ABSTAIN
                                                               /  /       / /           / /
      --------------------------------------
      -------------------------------------------------------------------------------------------


      -------------------------------------------------------------------------------------------
      A vote FOR is recommended by the Board              A vote FOR is recommended by the Board
      of Directors:                                       of Directors:
      -------------------------------------------------------------------------------------------
      3. Approval of Senior Executive Incentive           4. Approval of Amended and Restated Key
         Compensation Plan (page 28)                         Executive Long-Term Incentive Plan
                                                             (page 29)
                FOR      AGAINST      ABSTAIN                   FOR      AGAINST      ABSTAIN
               /  /       / /           / /                    /  /       / /           / /
      -------------------------------------------------------------------------------------------

                                            Date                     , 1994
                                                 --------------------

                                            -----------------------------------------------------

                                            -----------------------------------------------------
                                            Signature(s) of Stockholder(s)


                                            -----------------------------------------------------
                                            If acting as attorney, executor, trustee, or in other
                                            representative capacity, please sign name and title.
                                            -----------------------------------------------------
                                            Send admission
                                            ticket for      / /
                                            meeting
                                            -----------------------------------------------------

                       PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

                                  CONFIDENTIAL VOTING INSTRUCTIONS         Avery Dennison Corporation
                                                                           150 No. Orange Grove Boulevard
         [LOGO]                                                            Pasadena, California 91103

           The undersigned hereby appoints Lawrence R. Tollenaere, R. Stanton Avery and H. Russell Smith, or each or any of them with power of substitution, proxies for the undersigned to act and vote at the 1994 annual meeting of stockholders of Avery Dennison Corporation and at any adjournments thereof as indicated upon the matter referred to on the reverse side and described in the proxy statement for the meeting, and, in their discretion, upon any other matters which may properly come before the meeting.

       1. Election of Directors

        NOMINEES: Charles D. Miller, Sidney R. Petersen, John C. Argue, John B.
                                       Slaughter

           IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR PROPOSAL NUMBERS 2, 3 AND 4.

                                                                          (OVER)

      /X/  PLEASE MARK VOTES.

      -------------------------------------------------------------------------------------------
      A vote FOR ALL nominees is recommended by the       A vote FOR is recommended by the Board
      Board of Directors:                                 of Directors:
      -------------------------------------------------------------------------------------------
      1. Election of Directors (page 1)                   2. Approval of certain amendments to
            FOR ALL              WITHHELD FROM               the Company's 1990 Stock Option and
            nominees             ALL nominees                Incentive Plan for Key Employees
              / /                    / /                     (page 22)
      FOR ALL EXCEPT the following nominee(s):                  FOR      AGAINST      ABSTAIN
                                                               /  /       / /           / /
      --------------------------------------
      -------------------------------------------------------------------------------------------


      -------------------------------------------------------------------------------------------
      A vote FOR is recommended by the Board              A vote FOR is recommended by the Board
      of Directors:                                       of Directors:
      -------------------------------------------------------------------------------------------
      3. Approval of Senior Executive Incentive           4. Approval of Amended and Restated Key
         Compensation Plan (page 28)                         Executive Long-Term Incentive Plan
                                                             (page 29)
                FOR      AGAINST      ABSTAIN                   FOR      AGAINST      ABSTAIN
               /  /       / /           / /                    /  /       / /           / /
      -------------------------------------------------------------------------------------------

                                            Date                     , 1994
                                                 --------------------

                                            -----------------------------------------------------

                                            -----------------------------------------------------
                                            Signature(s) of Stockholder(s)


                                            -----------------------------------------------------
                                            If acting as attorney, executor, trustee, or in other
                                            representative capacity, please sign name and title.
                                            -----------------------------------------------------
                                            Send admission
                                            ticket for      / /
                                            meeting
                                            -----------------------------------------------------

                       PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

                           THE 1990 STOCK OPTION AND
                               INCENTIVE PLAN FOR
                                KEY EMPLOYEES OF
                        AVERY INTERNATIONAL CORPORATION

                           THE 1990 STOCK OPTION AND
                               INCENTIVE PLAN FOR
                                KEY EMPLOYEES OF
                        AVERY INTERNATIONAL CORPORATION


                               TABLE OF CONTENTS

                                                                                                                              Page
                                                                                                                              ----
ARTICLE I - DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

         1.1          General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         1.2          Beneficiary   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         1.3          Board   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         1.4          Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         1.5          Committee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         1.6          Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         1.7          Company   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         1.8          Director  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         1.9          Dividend Equivalent   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         1.10         Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         1.11         Expiration Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         1.12         Exchange Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         1.13         Fair Market Value   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         1.14         Grantee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         1.15         Incentive Stock Option  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         1.16         Non-Qualified Stock Option  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         1.17         Option  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         1.18         Optionee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         1.19         Performance Award   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         1.20         Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         1.21         Restricted Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         1.22         Restricted Stockholder  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         1.23         Secretary   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         1.24         Stock Appreciation Right  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         1.25         Stock Payment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         1.26         Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         1.27         Termination of Employment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
         1.28         Gender and Number   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6

ARTICLE II - SHARES SUBJECT TO PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7

         2.1          Shares Subject to Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
         2.2          Unexercised Options and Other Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
         2.3          Effect of Certain Exercises   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8

ARTICLE III - GRANTING OF OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9

         3.1          Eligibility   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         3.2          Disqualification for Stock Ownership  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         3.3          Granting of Options   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9

                                                                                                                             Page
                                                                                                                             ----
ARTICLE IV - TERMS OF OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

         4.1          Option Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         4.2          Option Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         4.3          Option Term   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         4.4          Option Vesting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         4.5          Exercise of Option after Termination of Employment  . . . . . . . . . . . . . . . . . . . . . . . . .   13
         4.6          Consideration   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14

ARTICLE V - EXERCISE OF OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

         5.1          Partial Exercise  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         5.2          Manner of Exercise  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         5.3          Conditions to Issuance of Stock Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         5.4          Rights as Shareholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
         5.5          Transfer Restrictions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

ARTICLE VI - STOCK APPRECIATION RIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

         6.1          Grant of Stock Appreciation Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         6.2          Coupled Stock Appreciation Rights   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         6.3          Independent Stock Appreciation Rights   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
         6.4          Payment and Limitations on Exercise   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
         6.5          Consideration   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21

ARTICLE VII - AWARD OF RESTRICTED STOCK . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22

         7.1          Eligibility   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
         7.2          Award of Restricted Stock   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22

ARTICLE VIII - TERMS OF RESTRICTED STOCK  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23

         8.1          Restricted Stock Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
         8.2          Consideration to the Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
         8.3          Rights as Shareholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
         8.4          Restriction   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
         8.5          Repurchase of Restricted Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
         8.6          Escrow  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
         8.7          Legend  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25

ARTICLE IX - PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
             STOCK PAYMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26

         9.1          Performance Awards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
         9.2          Dividend Equivalents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
         9.3          Stock Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
         9.4          Performance Award Agreement, Dividend Equivalent Agreement, Stock Payment Agreement   . . . . . . . .   27
         9.5          Term  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
         9.6          Exercise Upon Termination of Employment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28

                                                                                                                             Page
                                                                                                                             ----
         9.7          Payment on Exercise   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
         9.8          Consideration   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28

ARTICLE X - ADMINISTRATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29

         10.1         Compensation Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
         10.2         Duties and Powers of Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
         10.3         Majority Rule   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
         10.4         Compensation; Professional Assistance; Good Faith Actions   . . . . . . . . . . . . . . . . . . . . .   30
         10.5         Delegation of Authority   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
         10.6         CEO's Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31

ARTICLE XI - MISCELLANEOUS PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31

         11.1         Not Transferable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
         11.2         Amendment, Suspension, or Termination of this Plan  . . . . . . . . . . . . . . . . . . . . . . . . .   32
         11.3         Changes in Common Stock or Assets of the Company  . . . . . . . . . . . . . . . . . . . . . . . . . .   33
         11.4         Merger of the Company   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
         11.5         Approval of Plan by Shareholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
         11.6         Tax Withholding   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
         11.7         Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
         11.8         Limitations Applicable to Section 16 Persons  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
         11.9         Plan Designation and Status   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
         11.10        Release of Restrictions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
         11.11        Effect of Plan Upon Options and Compensation Plans  . . . . . . . . . . . . . . . . . . . . . . . . .   41
         11.12        Titles  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
         11.13        Governing Law   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41

                           THE 1990 STOCK OPTION AND
                               INCENTIVE PLAN FOR
                                KEY EMPLOYEES OF
                        AVERY INTERNATIONAL CORPORATION

                 The purposes of this Plan are as follows:

                 (1) To provide an additional incentive for key Employees to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

                 (2) To enable the Company to obtain and retain key Employees considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I

                                  DEFINITIONS

                 1.1    General

                 Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

                 1.2    Beneficiary

                 "Beneficiary" shall mean a person properly designated by the Optionee or Grantee, including his spouse or heirs at law, to exercise such Optionee's or Grantee's rights under this Plan.

Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with rules established by the Committee and shall be effective upon delivery to the Committee.

                 1.3    Board

                 "Board" shall mean the Board of Directors of the Company.

                 1.4    Code

                 "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 1.5    Committee

                 "Committee" shall mean the Compensation Committee of the Board, appointed as provided in Section 10.1.

                 1.6    Common Stock

                 "Common Stock" shall mean the common stock of the Company, par value $1.00 per share, as presently constituted and any equity security of the Company issued or authorized to be issued in the future, but excluding any warrants, options or other rights to purchase Common Stock; debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

                 1.7    Company

                 "Company" shall mean Avery International Corporation.

                 1.8    Director

                 "Director" shall mean a member of the Board.

                 1.9    Dividend Equivalent

                 "Dividend Equivalent" shall mean a right to receive a number of shares of Common Stock or an amount of cash, determined as provided in
Section 9.2 hereof.

                 1.10   Employee

                 "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is then a Subsidiary.

                 1.11   Expiration Date

                 "Expiration Date" shall mean the last day of the term of the Option as established in Section 4.3.

                 1.12   Exchange Act

                 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                 1.13   Fair Market Value

                 "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the mean between the highest and lowest selling price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any, on such date, or if shares were not traded on such date, then the weighted average of the means between the highest and lowest sales upon the nearest date before and the nearest date after such valuation date; or (ii) if Common Stock is not traded on an exchange, the mean between the closing representative bid and asked prices for the Common Stock on such date as reported by NASDAQ or, if NASDAQ is not then in existence, by its successor quotation system; or (iii) if Common Stock is not publicly traded, the Fair Market Value of a share of Common Stock as established by the Committee acting in good faith.

                 1.14   Grantee

                 "Grantee" shall mean an Employee granted a Stock Appreciation Right, Performance Award, Dividend Equivalent or Stock Payment under this Plan.

                 1.15   Incentive Stock Option

                 "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422A of the Code and which is designated as an Incentive Stock Option by the Committee.

                 1.16   Non-Qualified Stock Option

                 "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non- Qualified Stock Option by the Committee.

                 1.17   Option

                 "Option" shall mean a stock option granted pursuant to this Plan. An option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option.

                 1.18   Optionee

                 "Optionee" shall mean an Employee granted an Option under this Plan.

                 1.19   Performance Award

                 "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, stock or a combination of both.

                 1.20   Plan

                 This "Plan" shall mean The 1990 Stock Option and Incentive Plan for Key Employees of Avery International Corporation.

                 1.21   Restricted Stock

                 "Restricted Stock" shall mean Common Stock issued pursuant to
Article VII of this Plan.

                 1.22   Restricted Stockholder

                 "Restricted Stockholder" shall mean a person to whom Restricted Stock has been issued under this Plan.

                 1.23   Secretary

                 "Secretary" shall mean the Secretary of the Company.

                 1.24   Stock Appreciation Right

                 "Stock Appreciation Right" shall mean a stock appreciation right granted under this Plan.

                 1.25   Stock Payment

                 "Stock Payment" shall mean (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee in cash.

                 1.26   Subsidiary

                 "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                 1.27   Termination of Employment

                 "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee, the Grantee or the Restricted Stockholder and the Company or a Subsidiary is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous reemployment or continuing employment by the Company or a Subsidiary and, at the discretion of the Committee, terminations which result in a temporary severance of the employee- employer relationship that do not exceed one year. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment.

                 1.28   Gender and Number

                 Wherever the masculine gender is used it shall include the feminine and neuter and wherever a singular pronoun is used it shall include the plural, unless the context clearly indicates otherwise.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

                 2.1    Shares Subject to Plan

                 The shares of stock subject to Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Awards, Dividend Equivalents or Stock Payments shall be Common Stock, initially shares of the Company's common stock, par value $1.00 per share, as presently constituted, and the aggregate number of such shares which may be issued upon exercise of such options or rights or upon any such awards shall not exceed 4,000,000. Solely for the purpose of the first sentence of this Section 2.1 shares of Common Stock which are issued or utilized after March 31, 1988 upon exercise of options or stock appreciation rights granted under the Company's Amended 1973 Stock Option and Stock Appreciation Rights Plan for Key Employees and the Company's 1988 Stock Option and Stock Appreciation Rights Plan for Key Employees shall be considered shares issued under this Plan. The shares of Common Stock issuable upon exercise or grant of an Option, Stock Appreciation Right, Performance Award, Dividend Equivalent or Stock Payment, or as Restricted Stock, may be either previously authorized but unissued shares or issued shares which have been repurchased by the Company. If any equity securities of the Company, other than the Company's common stock, par value $1.00 per share, as presently constituted, are issued or authorized to be issued the Committee shall determine, on a fair and equitable basis, the appropriate number of shares of the Company's present common stock to be deemed issued or issuable with respect to such other equity securities for purposes of this Section 2.1.

                 2.2    Unexercised Options and Other Rights

                 If any Option, or other right to acquire shares of Common Stock under any Stock Appreciation Right, Performance Award, Dividend Equivalent or Stock Payment expires or is cancelled without having been fully exercised, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration or cancellation may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Any shares of Restricted Stock repurchased by the Company pursuant to Section 8.5 may again be utilized hereunder, subject to the limitations of Section 2.1.

                 2.3    Effect of Certain Exercises

                 If a Stock Appreciation Right is exercised or a Performance Award based on the increased market value of a specified number of shares of Common Stock is paid, the number of shares of Common Stock to which such exercise or payment relates under such Stock Appreciation Right or Performance Award shall be charged against the maximum number of shares of Common Stock that may be issued under this Plan. If any shares of Common Stock issuable pursuant to any Option or other right to acquire shares of Common Stock are surrendered to the Company as payment for the exercise price of said Option or other right to acquire shares of Common Stock, the number of shares of Common Stock issuable but so surrendered shall be charged against the maximum number of shares of Common Stock that may be issued under this Plan. In the event the Company withholds shares of Common Stock pursuant to Section 11.6 hereof, the number of shares that would have been issuable but that are withheld pursuant to the provisions of Section 11.6 shall be charged against the maximum number of shares of Common Stock that may be issued under this Plan.

                                  ARTICLE III

                              GRANTING OF OPTIONS

                 3.1    Eligibility

                 Options shall be granted to key Employees of the Company or of a Subsidiary.

                 3.2    Disqualification for Stock Ownership

                 No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary of the Company unless such Incentive Stock Option conforms to the applicable provisions of Section 422A of the Code.

                 3.3    Granting of Options

                 (a) The Committee shall from time to time, in its absolute discretion:

                        (i) Determine which Employees are key Employees and select from among the key Employees (including those to whom Options have been previously granted under this Plan) such of them as in its opinion should be granted Options;

                     (ii) Determine the number of shares to be subject to such Options granted to the selected key Employees;

                    (iii) Determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options (Incentive Stock Options or Non-Qualified Stock Options, or both, may be granted to any key Employee);

                     (iv) Determine the terms and conditions of such Options, consistent with this Plan.

                 (b) Upon the selection of a key Employee to be granted an Option, the Committee shall instruct the Secretary to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options, Stock Appreciation Rights, Performance Awards, Dividend Equivalents, Stock Payments or other rights which have been previously granted to him under this Plan, the Company's 1988 Stock Option and Stock Appreciation Rights Plan for Key Employees or the Company's Amended 1973 Stock Option and Stock Appreciation Rights Plan for Key Employees. An Option the grant of which is conditioned upon such surrender may have an option price lower (or higher) than the exercise price of such surrendered Option, Stock Appreciation Right, Performance Award, Dividend Equivalent or Stock Payment may cover the same (or a lesser or greater) number of shares as such surrendered right, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered right.

                                   ARTICLE IV

                                TERMS OF OPTIONS

                 4.1    Option Agreement

                 Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422A of the Code.

                 4.2    Option Price

                 The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, and in the case of Non-Qualified Stock Options such price shall be no less than the par value of a share of Common Stock.

                 4.3    Option Term

                 The term of an Option shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted. Notwithstanding anything to the contrary, there shall be no limitation on the term, as set by the Committee, of a Non-Qualified Stock Option. The last day of the term of the Option shall be the Option's Expiration Date.

                 4.4    Option Vesting

                 (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option the Committee may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

                 (b) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

                 (c) Notwithstanding any other provision of this Plan, in the case of an Incentive Stock Option, the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the shares of Common Stock with respect to which "incentive stock options" (within the meaning of Section 422A of the Code) are exercisable for the first time by the Optionee during any calendar year (under this Plan and all other incentive stock option plans of the Company and any Subsidiary) shall not exceed $100,000.

                 4.5    Exercise of Option after Termination of Employment

                 An Option is exercisable by an Optionee only while he is an Employee. The preceding notwithstanding, the Committee may determine that an Option may be exercised subsequent to an Optionee's Termination of Employment, subject to the following limitations:

                 (a) If the Optionee dies while an Option is exercisable under the terms of this Plan, the Optionee's Beneficiary may exercise such rights, to the extent the Optionee could have done so immediately preceding his death. Any such Option must be exercised within twelve (12) months after the Optionee's death and the Committee may in its discretion extend the Expiration Date of such Option to accommodate such exercise; provided, however, that the term of an Incentive Stock Option may not be extended beyond ten (10) years from the date of grant.

                 (b) If the Optionee's employment is terminated due to his permanent and total disability, as defined in Section 22(e)(3) of the Code, the Optionee may exercise his Option, to the extent exercisable as of his Termination of Employment, within twelve (12) months after termination, but no later than the Option's Expiration Date.

                 (c) If the Optionee's employment is terminated due to his retirement at or after age fifty-five (55), the Optionee may exercise his Option, to the extent exercisable as of his

Termination of Employment, within twenty-four (24) months after termination, but not later than the Option's Expiration Date.

                 (d) If the Optionee's employment is terminated due to his retirement at or after age fifty-five (55) and such Optionee continues as a Director, the Optionee may exercise his Option to the same extent as he would be able to exercise it if he continued to be an Employee, until the earlier of two (2) years after he ceases to be a Director or the Option's Expiration Date.

                 (e) If the Optionee's employment is terminated for any reason other than those set forth in subsections (a) through (d) above, the Optionee may exercise his Option, to the extent exercisable as of his Termination of Employment, within three (3) months after Termination of Employment, but not later than the Option's Expiration Date.

                 4.6    Consideration

                 In consideration of the granting of the Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of the Company or a Subsidiary for a period of at least one year after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and the Subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE V

                              EXERCISE OF OPTIONS

                 5.1    Partial Exercise

                 An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

                 5.2    Manner of Exercise

                 All or a portion of an exercisable Option shall be deemed exercised upon delivery to the Secretary or his office of all of the following:

                 (a) A written notice complying with the applicable rules established by the Committee or the Company, stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

                 (b) Full cash payment for the shares with respect to which the Option, or portion thereof, is exercised. However, at the discretion of the Committee, the terms of the option may (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised,
(ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option; or (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration;

                 (c) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars; and

                 (d) In the event that the Option shall be exercised pursuant to Section 4.5(a) by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

                 5.3    Conditions to Issuance of Stock Certificates

                 The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                 (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                 (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the

Committee shall, in its absolute discretion, deem necessary or advisable;

                 (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

                 (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience; and

                 (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

                 5.4    Rights as Shareholders

                 The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

                 5.5    Transfer Restrictions

                 The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive

Stock Option within (i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                   ARTICLE VI

                           STOCK APPRECIATION RIGHTS

                 6.1    Grant of Stock Appreciation Rights

                 A Stock Appreciation Right may be granted to any Employee selected by the Committee to whom an Option may be granted under this Plan. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with this Plan as the Committee shall impose and shall be evidenced by a written Stock Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Company. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of a Stock Appreciation Right to an Employee that the Employee surrender for cancellation some or all of the unexercised Options, Stock Appreciation Rights, Performance Awards, Dividend Equivalents, Stock Payments or other rights which have been previously granted to him under this Plan, the Company's 1988 Stock Option and Stock

Appreciation Rights Plan for Key Employees or the Company's Amended 1973 Stock Option and Stock Appreciation Rights Plan for Key Employees. A Stock Appreciation Right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Stock Appreciation Right, Option, Performance Award, Dividend Equivalent may cover the same (or a lesser or greater) number of shares as such surrendered right, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered right.

                 6.2    Coupled Stock Appreciation Rights

                 (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

                 (b) A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

                 (c) A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to this Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price of the Option from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of

Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

                 6.3    Independent Stock Appreciation Rights

                 (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Grantee is an Employee; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment to the extent permitted under
Section 4.5.

                 (b) An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to this Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

                 6.4    Payment and Limitations on Exercise

                 (a) Payment of the amount determined under Section 6.2(c) and 6.3(b) above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 5.3 hereinabove pertaining to Options.

                 (b) So long as Rule 16b-3 under the Exchange Act, or any successor thereto, so provides, no CSAR shall be exercisable during the first six months after it is granted with respect to an outstanding Option, except to the extent that the Committee in its discretion permits such exercise in the event of the Grantee's death or disability within the meaning of Section 105(d)(4) of the Code.

                 (c) So long as Rule 16b-3 under the Exchange Act, or any successor thereto, so provides, cash payment upon exercise of a Stock Appreciation Right may only be made if such Stock Appreciation Right is exercised during the period beginning on the third business day following the date of the Company's release of its quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date.

                 6.5    Consideration

                 In consideration of the granting of a Stock Appreciation Right, the Grantee shall agree, in the written Stock Appreciation Right Agreement, to remain in the employ of the Company or a Subsidiary for a period of at least one year after the Stock Appreciation Right is granted. Nothing in this Plan or in any Stock Appreciation Right Agreement hereunder shall confer on any Grantee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and the Subsidiaries, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                  ARTICLE VII

                           AWARD OF RESTRICTED STOCK

                 7.1    Eligibility

                 Any Employee selected by the Committee to whom an Option may be granted under this Plan shall be eligible to be awarded Restricted Stock.

                 7.2    Award of Restricted Stock

                 (a) The Committee shall from time to time, in its absolute discretion:

                     (i) Select from among Employees (including Employees to whom Options, Stock Appreciation Rights, Performance Awards, Dividend Equivalents or Stock Payments have previously been granted and/or shares of Restricted Stock have previously been issued) such of them as in its opinion should be awarded Restricted Stock; and

                     (ii) Determine the purchase price and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

                 (b) The Committee shall establish the purchase price and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the

Common Stock to be purchased. In all cases legal consideration shall be required for each issuance of Restricted Stock.

                 (c) Upon the selection of an Employee to be awarded Restricted Stock, the Committee shall instruct the Secretary to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

                                  ARTICLE VIII

                           TERMS OF RESTRICTED STOCK

                 8.1    Restricted Stock Agreement

                 Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected Employee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

                 8.2    Consideration to the Company

                 As consideration for the issuance of Restricted Stock, in addition to payment of the purchase price, the selected Employee shall agree, in the written Restricted Stock Agreement, to remain in the employ of the Company or a Subsidiary for a period of at least one year after the Restricted Stock is issued. Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and the Subsidiaries, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

                 8.3    Rights as Shareholders

                 Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 8.6, the Restricted Stockholder shall have all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to vote the shares and to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 8.4.

                 8.4    Restriction

                 All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions based on duration of employment with the Company, company performance and individual performance; provided, however, that by a resolution adopted after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

                 8.5    Repurchase of Restricted Stock

                 The Committee shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment for any reason at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment because of the Restricted Stockholder's retirement at or after age fifty-five (55), death or total disability.

                 8.6    Escrow

                 The Secretary or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

                 8.7    Legend

                 In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                                   ARTICLE IX

            PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, STOCK PAYMENTS

                 9.1    Performance Awards

                 One or more Performance Awards may be granted to any Employee selected by the Committee to whom an Option may be granted under this Plan.
The value of such Performance Awards may be linked to the market value, book value or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the market value, book value or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee.

                 9.2    Dividend Equivalents

                 Any Employee selected by the Committee to whom an Option may be granted under this Plan may be granted "Dividend Equivalents" based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option, Stock Appreciation Right or

Performance Award is granted, and the date such Option, Stock Appreciation Right or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

                 9.3    Stock Payments

                 Any Employee selected by the Committee to whom an Option may be granted under this Plan may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Fair Market Value, book value or other measure of the value of Common Stock on the date such Stock Payment is made or on any date thereafter.

                 9.4 Performance Award Agreement, Dividend Equivalent Agreement, Stock Payment Agreement

                 Each Performance Award, Dividend Equivalent and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

                 9.5    Term

                 The term of a Performance Award, Dividend Equivalent and/or Stock Payment shall be set by the Committee in its discretion.

                 9.6    Exercise Upon Termination of Employment

                 A Performance Award, Dividend Equivalent and/or Stock Payment is exercisable only while the Grantee is an Employee; provided that the Committee may determine that the Performance Award, Dividend Equivalent and/or Stock Payment may be exercised subsequent to Termination of Employment to the extent permitted under Section 4.5.

                 9.7    Payment on Exercise

                 Payment of the amount determined under Section 9.1 or 9.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 5.3.

                 9.8    Consideration

                 In consideration of the granting of a Performance Award, Dividend Equivalent and/or Stock Payment, the Grantee shall agree, in a written agreement, to remain in the employ of the Company or a Subsidiary for a period of at least one year after such Performance Award, Dividend Equivalent and/or Stock Payment is granted. Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and the Subsidiaries, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE X

                                 ADMINISTRATION

                 10.1   Compensation Committee

                 The Compensation Committee shall consist of at least three Directors, appointed by and holding office at the pleasure of the Board, no one of whom is then an Employee. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

                 10.2   Duties and Powers of Committee

                 It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan, the Options, the Stock Appreciation Rights, the Performance Awards, the Dividend Equivalents, the Stock Payments, and the Restricted Stock, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee, or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of
Section 422A of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan.

                 10.3   Majority Rule

         The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

                10.4   Compensation; Professional Assistance; Good Faith Actions

                 Expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company, and all other interested persons. No members of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to this Plan, any Option, any Stock Appreciation Right, any Performance Award, any Dividend Equivalent, any Stock Payment, or any Restricted Stock, and all members of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

                 10.5   Delegation of Authority

                 The Committee may in its discretion delegate to the Chief Executive Officer of the Company or the Secretary of the Company, or both, any or all of the administrative duties and authority of the Committee under this Plan, other than the authority to make grants or awards under this Plan.

                 10.6   CEO's Fund

                 Notwithstanding Section 10.5, the Committee may in its discretion delegate to the Chief Executive Officer of the Company any or all of its authority to make grants or awards under this Plan pursuant to Articles III (including the determination of which Employees are key Employees) through IX inclusive with respect to any key Employee who is not an "Executive Officer" of the Company (within the meaning of Rule 405 promulgated under the Securities Act of 1933, as amended), subject to any limitations the Committee may impose.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

                 11.1   Not Transferable

                 Options, Stock Appreciation Rights, Performance Awards, Dividend Equivalents, Stock Payments and Restricted Stock under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution; provided, however, that an Optionee may designate a Beneficiary to exercise his Option or other rights under this Plan after his death. No Option, Stock Appreciation Right,

Performance Award, Dividend Equivalent, Stock Payment or Restricted Stock or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this
Section 11.1 shall prevent transfers by will or by the applicable laws of descent and distribution. An Option shall be exercised during the Optionee's lifetime only by the Optionee or his guardian or legal representative. A Stock Appreciation Right, Performance Award, Dividend Equivalent or Stock Payment under this Plan shall be exercised during the Grantee's lifetime only by the Grantee or his guardian or legal representative.

                 11.2   Amendment, Suspension, or Termination of this Plan

                 This Plan may be wholly or partially amended or otherwise modified, suspended, or terminated at any time or from time to time by the Board. However, without approval of the Company's shareholders given within 12 months before or after the action by the Board or the Committee, no action of the Committee or Board may, except as provided in Section 11.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan, and no action of the Committee or Board may be taken that would otherwise require shareholder approval as a matter of applicable law, regulation or rule. No amendment, suspension, or termination of this Plan shall, without the consent of the holder of an Option, Stock Appreciation Right, Performance Award, Dividend Equivalent, Stock Payment or Restricted Stock, alter or impair any rights or obligations under any option, Stock Appreciation Right, Performance Award, Dividend Equivalent, Stock Payment or Restricted Stock theretofore granted or issued. No Option, Stock Appreciation Right, Performance Award, Dividend Equivalent, Stock Payment or Restricted Stock may be granted or awarded during any period of suspension nor after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after January 24, 2000.

                 11.3   Changes in Common Stock or Assets of the Company

                 In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for cash or a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock splitup, stock dividend, or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options or with respect to which the exercise of Stock Appreciation Rights, Performance Awards, Dividend Equivalents or Stock Payments may be granted, including adjustments of the limitation in Section 2.1 on the maximum number and kind of shares which may be issued.

                 In the event of such a change or exchange, other than for shares or securities of another corporation or by reason of reorganization, the Committee shall also make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, Stock Appreciation Rights, Performance Awards, Dividend Equivalents or Stock Payments, or portions thereof then unexercised, shall be exercisable. Such adjustment shall be made with the intent that after the change or exchange of shares, each Optionee's and each Grantee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option, Stock Appreciation Right, Performance Award, Dividend Equivalent or Stock Payment may include a necessary or appropriate corresponding adjustment in Option, Stock Appreciation Right, Performance Award, Dividend Equivalent or Stock Payment exercise price, but shall be made without change in the total price applicable to the Option, Stock Appreciation Right, Performance Award, Dividend Equivalent or Stock Payment, or the unexercised portion thereof (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).

                 Where an adjustment of the type described above is made to an Incentive Stock Option under this Section, the adjustment will be made in a manner which will not be considered a "modification" under the provisions of subsection 425(h)(3) of the Code.

                 In the event of a spin-off or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value, the Committee may in its discretion make an appropriate and equitable adjustment to the Option, Stock Appreciation Right, Performance Award, Dividend Equivalent or Stock Payment exercise price to reflect such diminution in the Fair Market Value.

                 11.4   Merger of the Company

                 In the event of the merger or consolidation of the Company with or into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company:

                 (a) At the discretion of the Committee, the terms of an Option, Stock Appreciation Right, Performance Award, Dividend Equivalent or Stock Payment may provide that it cannot be exercised after such event.

                 (b) In its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of such Option, Stock Appreciation Right, Performance Award, Dividend Equivalent or Stock Payment or by a resolution adopted prior to the occurrence of such event that, for a specified period of time prior to such event, such Option, Stock Appreciation Right, Performance Award, Dividend Equivalent or Stock Payment shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or Section 6.2(a), (ii) Section 6.4(c) to the extent such Section pertains to the receipt of Common Stock upon exercise of a Stock Appreciation Right, or (iii) the provisions of such Option, Stock Appreciation Right, Performance Award, Dividend Equivalent or Stock Payment.

                 (c) At the discretion of the Committee, the restrictions imposed under a Restricted Stock Agreement upon some or all shares of Restricted Stock may be terminated and/or some or all of such shares may cease to be subject to repurchase under Section 8.5 after such event.

                 11.5   Approval of Plan by Shareholders

                 This Plan will be submitted for the approval of the Company's shareholders within 12 months after the date of the Board's initial adoption of this Plan. Options, Stock Appreciation Rights, Performance Awards, Dividend Equivalents or Stock Payments may be granted or Restricted Stock may be awarded prior to such shareholder approval, provided that such Options, Stock Appreciation Rights, Performance Awards, Dividend Equivalents or Stock Payments shall not be exercisable and such Restricted Stock shall not vest prior to the time when this Plan is approved by the shareholders, and provided further that if such approval has not been obtained at the end of said 12-month period, all Options, Stock Appreciation Rights, Performance Awards, Dividend Equivalents or Stock Payments previously granted and all Restricted Stock previously awarded under this Plan shall thereupon be cancelled and become null and void.

                 11.6   Tax Withholding

                 The Company shall be entitled to require payment or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to any Option, Stock Appreciation Right, Performance Award, Dividend Equivalent, Stock Payment or Restricted Stock. The Committee may in its discretion allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. If the Optionee, Grantee or Restricted Stockholder elects to advance such sums directly, written notice of that election shall be delivered on or prior to such exercise and, whether pursuant to such election or pursuant to a requirement imposed by the Company, payment in cash or by check of such sums for taxes shall be delivered within two days after the date of exercise. If, as allowed by the Committee, the Optionee, Grantee or Restricted Stockholder elects to have the Company withhold shares of Common Stock (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld, the value of the shares of Common Stock to be withheld (or returned as the case may be) will be equal to the Fair Market Value of such shares on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Elections by such persons to have shares of Common Stock withheld for this purpose will be subject to the following restrictions:

(w) the election must be made on or prior to the Tax Date, (x) the election must be irrevocable, (y) the election shall be subject to the disapproval of the Committee, and (z) if the person is an officer of the Company within the meaning of Section 16 of the Exchange Act, the election shall be subject to such additional restrictions as the Committee may impose in an effort to secure the benefits of any regulations thereunder. The Committee shall not be obligated to issue shares and/or distribute cash to any person upon exercise of any right until such payment has been received or shares have been so withheld, unless withholding (or offset against a cash payment) as of or prior to the date of such exercise is sufficient to cover all such sums due or which may be due with respect to such exercise.

                 11.7   Loans

                 The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of outstanding Options, Stock Appreciation Rights, Performance Awards, Dividend Equivalents or Stock Payments granted under this Plan, or the issuance of Restricted Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

                 11.8   Limitations Applicable to Section 16 Persons

                 (a) Notwithstanding any other provision of this Plan, any Option, Stock Appreciation Right, Performance Award, Dividend Equivalent or Stock Payment granted or Restricted Stock awarded to a key Employee who is then subject to Section 16 of the Exchange Act is subject to the following additional limitations:

                        (i) the Option, Stock Appreciation Right, Performance Award, Dividend Equivalent, Stock Payment, or Restricted Stock Agreement may provide for the issuance of shares of Common Stock as a stock bonus for no consideration other than services rendered; and

                     (ii) in the event of an Option, Stock Appreciation Right, Performance Award, Dividend Equivalent, Stock Payment, or Restricted Stock Agreement under which shares of Common Stock are or in the future may be issued for any type of consideration other than services rendered, the amount of such consideration either
         (i) shall be equal to the minimum amount (such as the par value of such shares) required to be received by the Company to comply with applicable state law, or (ii) shall be equal to or greater than 50% of the Fair Market Value of the shares of Common Stock on the date of the grant of the Option, Stock Appreciation Right, Performance Award, Dividend Equivalent or Stock Payment, or the issuance of the Restricted Stock.

                 (b) Notwithstanding any other provision of this Plan, this Plan, and any Option, Stock Appreciation Right, Performance Award, Dividend Equivalent or Stock Payment granted, or Restricted Stock awarded, to a key Employee who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. Any such additional limitation shall be set forth in an annex to this Plan, such annex to be incorporated herein by this reference and made part of this Plan.

                 11.9   Plan Designation and Status

                 Notwithstanding the designation of this document as a Plan for convenience of reference and to standardize certain provisions applicable to all types of Options, Stock Appreciation Rights, Performance Awards, Dividend Equivalents, Stock Payments and Restricted Stock issuances authorized, each of the Option, Stock Appreciation Right, Performance Award, Dividend Equivalent, Stock Payment and Restricted Stock shall be deemed to be a separate "plan" for purposes of Section 16 of the Exchange Act and any applicable state securities laws.

                 11.10  Release of Restrictions

                 Any or all of the foregoing limitations in Sections 11.8(a) and 11.9 on Options, Stock Appreciation Rights, Performance Awards, Dividend Equivalents, Stock Payments granted to key Employees, and Restricted Stock awarded to key Employees shall be suspended if, to the extent, as to such persons, and for so long as the Securities and Exchange Commission by regulation or official staff interpretation or a no-action letter issued to the Company determines that such limitation is not necessary to secure the benefits otherwise available with respect to a "plan" or particular award, as the case may be, under any applicable exemptive rule under Section 16 of the Exchange Act.

                 11.11  Effect of Plan Upon Options and Compensation Plans

                 The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for employees of the Company or any Subsidiary, or (b) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

                 11.12  Titles

                 Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

                 11.13  Governing Law

                 This Plan and any agreements hereunder shall be administered, interpreted and enforced under the laws of the State of California.

                                AMENDMENT NO. 1
                  TO THE 1990 STOCK OPTION AND INCENTIVE PLAN
                FOR KEY EMPLOYEES OF AVERY DENNISON CORPORATION


WHEREAS, Section 11.2 of the 1990 Stock Option and Incentive Plan for Key Employees of Avery Dennison Corporation (the "Plan") provides that the Plan may be amended by the Board of Directors of Avery Dennison Corporation (the "Company"), subject to shareholder approval in certain circumstances; and

WHEREAS, the Board of Directors of the Company has determined that it is advisable to amend the Plan in certain respects and to submit this amendment to the Company's shareholders for approval.

NOW, THEREFORE, the Plan is hereby amended effective as of January 1, 1994 in the following respects:

1. The first sentence of Section 2.1 is hereby deleted in its entirety and the following is inserted in lieu thereof:

      "The shares of stock subject to Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Awards, Dividend Equivalents or Stock Payments shall be Common Stock, initially shares of the Company's common stock, par value $1.00 per share, as presently constituted, and the aggregate number of such shares which may be issued upon exercise of such options or rights or upon any such awards shall not exceed 7,950,000."

2.    The following language is hereby added at the end of Section 3.3(a)(ii):

      "; provided, however, that in no event shall the Committee grant Options to any individual Employee during any calendar year covering in excess of 200,000 shares."





                             Approved:
                                        ____________________________________
                                        Charles D. Miller
                                        Chairman and Chief Executive Officer
                                        Avery Dennison Corporation

                           AVERY DENNISON CORPORATION


                  SENIOR EXECUTIVE INCENTIVE COMPENSATION PLAN


                        EFFECTIVE AS OF JANUARY 1, 1994

                               TABLE OF CONTENTS


I.     PURPOSE.......................................................................................       2
       -------

II.    DEFINITIONS ..................................................................................       2
       -----------

III.   PARTICIPATION ................................................................................       4
       -------------

IV.    ANNUAL BONUS OPPORTUNITY .....................................................................       4
       ------------------------
       1.  Target Bonus .............................................................................       4
       2.  Bonus Payout .............................................................................       4
       3.  Bonus Determination In Cases Of Prior Participation in EICP...............................       5
       4.  Bonus Determination In Cases Of Leave Of Absence .........................................       5
       5.  Bonus Determination In Cases Of Termination ..............................................       6
       6.  Other Bonus Programs .....................................................................       6

V.     TIMING OF PAYMENT OF BONUSES .................................................................       6
       ----------------------------
       1.  Current Payment ..........................................................................       6
       2.  Deferral Of Bonus ........................................................................       6

VI.    PLAN ADMINISTRATION ..........................................................................       6
       -------------------
       1.  General Administration ...................................................................       6
       2.  Adjustments For Extraordinary Events .....................................................       7
       3.  Amendment, Suspension, Or Termination Of The Plan ........................................       7

VII.   CHANGE OF CONTROL ............................................................................       7
       -----------------

VIII.  MISCELLANEOUS PROVISIONS .....................................................................       9
       ------------------------
       1.  Titles ...................................................................................       9
       2.  Employment Not Guaranteed ................................................................       9
       3.  Validity .................................................................................       9
       4.  Withholding Tax ..........................................................................       9
       5.  Applicable Law ...........................................................................       9

                  SENIOR EXECUTIVE INCENTIVE COMPENSATION PLAN

I.  PURPOSE

The purposes of the Senior Executive Incentive Compensation Plan for Avery Dennison Corporation (the "Company") are as follows:

       (1)  To attract and retain the best possible executive talent.

       (2)  To permit executives of the Company to share in its profits.

       (3)  To promote the success of the Company.

       (4) To closely link executive rewards to individual and Company performance.


II. DEFINITIONS

Average Shareholders' Equity. "Average Shareholders' Equity" means the numerical average for a given year of ending Shareholders' Equity for the five most recently completed fiscal quarters, including the last quarter of that year.

Bonus Maximum. "Bonus Maximum" means 10% of the excess of (i) the Company's Pre-Tax Return on Shareholders' Equity over (ii) the Minimum Threshold.

Cash Flow from Operations. "Cash Flow from Operations" means net cash provided by operating activities as disclosed in the Company's annual reports to shareholders and quarterly reports on Form 10-Q.

Change of Control. "Change of Control" means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A, Regulation 240.14a-101, promulgated under the Securities Exchange Act of 1934 as now in effect or, if Item 6(e) is no longer in effect, any regulations issued by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 which serve similar purposes; provided that, without limitation, a Change of Control shall be deemed to have occurred if and when (a) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities, or (b) individuals who were members of the Board of Directors of the Company immediately prior to a meeting of the stockholders of the Company involving a contest for the election of directors shall not constitute a majority of the Board of Directors following such election.

Code.  "Code" means the Internal Revenue Code of 1986, as amended.

Committee. "Committee" means the Compensation Committee of the Company's Board of Directors.

Company.  "Company" means Avery Dennison Corporation.

Economic Value Added. "Economic Value Added" means operating profit after taxes on income minus a capital charge based upon the Company's weighted average cost of capital.

EICP.  "EICP" means the Executive Incentive Compensation Plan of the Company.

EPS. "EPS" means earnings per share, including extraordinary gains and losses, divested operations and changes in accounting principles as disclosed in the Company's annual reports to shareholders.

Income Before Taxes on Income. "Income Before Taxes on Income" means the income before income taxes as reported in the Company's annual reports to shareholders.

Minimum Threshold. "Minimum Threshold" means a 12% Pre-tax Return on Shareholders' Equity.

Net Income. "Net Income" means after-tax net income, including extraordinary items, discontinued operations and changes in accounting principles, as disclosed in the Company's annual reports to shareholders.

Net Sales. "Net Sales" means net sales as disclosed in the Company's annual reports to shareholders and quarterly reports on Form 10-Q.

Performance Objectives. "Performance Objectives" means one or more pre-established performance objectives, including: ROS, ROTC, ROE, EPS, Net Income, Net Sales, Cash Flow from Operations, Economic Value Added and Total Shareholder Return.

Plan. "Plan" means the Senior Executive Incentive Compensation Plan for Avery Dennison Corporation.

Plan Participant. "Plan Participant" means any employee of the Company or any of its subsidiaries who has been designated as a participant in the Plan in accordance with Article III.

Plan Year. "Plan Year" means the fiscal year of the Company.

Pre-Tax Return On Shareholder's Equity. "Pre-Tax Return On Shareholder's Equity" means the percentage determined by dividing "Income Before Taxes On Income" by "Average Shareholders' Equity".

ROE. "ROE" means the percentage determined by dividing "Net Income" by "Average Shareholders' Equity".

ROS.  "ROS" means the percentage determined by dividing Net Income by Net
Sales.

ROTC. "ROTC" means the return on total capital of the Company as reported in the Company's internally prepared Summary of Operations.

Shareholders' Equity. "Shareholders' Equity" means total shareholders' equity as disclosed in the Company's annual reports to shareholders and quarterly reports on Form 10-Q.

Target Bonus. "Target Bonus" means with respect to a Plan Participant for any Plan Year the bonus opportunity for the Plan Participant in such Plan Year on account of services rendered to the Company during the immediately preceding Plan Year. The Target Bonus is expressed as a percentage of the Plan Participant's base salary in effect at the end of the Plan Year.

Total Shareholder Return. "Total Shareholder Return" means the cumulative shareholder return on the Company's common stock, including the reinvestment of dividends, as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the Company's closing stock price at the end and the beginning of the measurement period, by (ii) the closing stock price at the beginning of the measurement period.

III.  PARTICIPATION

Participation in the Plan is limited to key executives of the Company who have been designated as Plan Participants by the Committee.

IV.  ANNUAL BONUS OPPORTUNITY

All Plan Participants will have the opportunity to earn an annual variable bonus.

1.  TARGET BONUS

       The Target Bonus for each Plan Participant is 100% of Base Salary.

2.  BONUS PAYOUT

       A. A Plan Participant's annual bonus payout is based on the Company's achievement versus pre-established Performance Objectives, subject to adjustment in certain circumstances by the Committee (see 2.D below).

       B. At or prior to the beginning of each Plan Year, the Committee will establish Performance Objectives for each Plan Participant. Specific Performance Objectives will vary based on the specific business strategy of the Company, and may include such measures as:

            *    ROS                     *    Net Income
            *    ROTC                    *    Cash Flow From Operations
            *    ROE                     *    Net Sales
            *    EPS                     *    Total Shareholder Return
                                         *    Economic Value Added

       C.  Bonus payouts will be determined based on the following schedule:


   PLAN ACHIEVEMENT              BONUS PAYOUT (% of Target Bonus)
   ----------------              --------------------------------
        0  -  49%                              0%
       50  -  69%                             25%
       70  -  100%                     Equal To Plan Achievement
                                    (e.g. 90% Plan  =  90% Payout)
      101  -  120%                    Two-for-One over 100%
                                  (e.g. 104% Plan  =  108% Payout)


       D. The Committee may, in its sole discretion, decrease bonus amounts which would otherwise be payable under the Plan.

       E. No bonuses for a Plan Year shall be paid to the Chairman and Chief Executive Officer, the President and Chief Operating Officer and the Chief Financial Officer unless the Minimum Threshold for such Plan Year is met. In addition, the total of the bonuses for a given Plan Year for these three individuals shall not exceed the Bonus Maximum for such Plan Year.

3.  BONUS DETERMINATION IN CASES OF PRIOR PARTICIPATION IN EICP

       Plan Participants who are eligible to receive a bonus under the EICP during part of the Plan Year and are later designated as Plan Participants under this Plan may, in the Committee's discretion, receive a bonus under this Plan on a prorated basis.

4.  BONUS DETERMINATION IN CASES OF LEAVE OF ABSENCE

       If a Plan Participant is on an approved leave of absence (including, without limitation, leaves caused by short-term disability) for more than one month during the Plan Year, then the employee will continue to participate for that Plan Year;

       provided that the Committee may, in its sole discretion, decrease the bonus otherwise payable under the Plan on a prorated basis.

5.  BONUS DETERMINATION IN CASES OF TERMINATION

       A. Employees who terminate prior to the end of the Plan Year for any reasons other than death, disability, or retirement are not eligible to receive awards under this Plan.

       B. Employees who terminate after the end of the Plan Year, but before payment of the award, are eligible to receive the awards under this Plan.

6. OTHER BONUS PROGRAMS

       No Plan Participant may participate in any other annual Company bonus plan.

V.  TIMING OF PAYMENT OF BONUSES

1.  CURRENT PAYMENT

       Except as provided in Section V.2., the bonus allocated by the Board of Directors to each Plan Participant shall be paid in cash and in full as soon as may be conveniently possible after such allocation by the Board and certification by the Committee of the Company's achievement of the relevant Performance Objectives, but not later than two and one-half months from the last day of the Plan Year to which such bonus relates.

2.  DEFERRAL OF BONUS

       Any Plan Participant may elect to defer receipt of all or any part of such bonus in accordance with established deferred compensation plans offered by the Company.

VI.  PLAN ADMINISTRATION

1. GENERAL ADMINISTRATION

       The Committee will administer the Plan, and will interpret the provisions of the Plan. The interpretation and application of these terms by the Committee shall be binding and conclusive. The Committee's authority will include, but is not limited to:

       *    The selection of Plan Participants

       * The establishment and modification of performance measures, Performance Objectives and weighting of objectives

       *    The determination of performance results and bonus awards

       * Exceptions to the provisions of the Plan made in good faith and for the benefit of the Company

2.  ADJUSTMENTS FOR EXTRAORDINARY EVENTS

       If an event occurs during a Plan Year that materially influences the performance measures of the Company and is deemed by the Committee to be extraordinary and out of the control of management, the Committee may, in its sole discretion, increase or decrease the Performance Objectives used to determine the annual bonus payout. Events warranting such action may include, but are not limited to, changes in accounting, tax or regulatory rulings and significant changes in economic conditions resulting in windfall gains or losses.

3.  AMENDMENT, SUSPENSION, OR TERMINATION OF THE PLAN

       The Committee may amend, suspend or terminate the Plan, whole or in part, at any time, if, in the sole judgment of the Committee, such action is in the best interests of the Company. Notwithstanding the above, any such amendment, suspension or termination must be prospective in that it may not deprive Plan Participants of that which they otherwise would have received under the Plan for the Plan Year had the Plan not been amended, suspended or terminated.

VII.   CHANGE OF CONTROL

1. Subject to paragraphs (2) through (4) of this Section VII, upon a Change of Control: (i) each Plan Participant shall receive a cash payment equal to his or her Target Bonus under this Plan for any Plan Year that begins on or before the date of the Change of Control and ends after the date of the Change of Control, based on the Plan Participant's annual base salary rate in effect at the time of the Change of Control.

2. Notwithstanding the foregoing, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of a Plan Participant (whether paid or payable or distributed or distributable pursuant to the terms of the Plan or otherwise) (a "Payment") would be nondeductible by the Company for Federal income tax purposes because of Section 280G of the Code, then the aggregate present value of amounts payable or distributable to or for the benefit of the Plan Participant pursuant to the Plan (such payments or distributions pursuant to the Plan are hereinafter referred to as "Plan Payments") shall be reduced (but not below zero) to the Reduced Amount. The "Reduced Amount" shall be an amount expressed in present value that maximizes the aggregate present value of Plan Payments without causing any Payment to be nondeductible by the Company because of Section 280G of the Code.
       For purposes of this Section VII, present value shall be determined in accordance with Section 280(d)(4) of the Code.

3. All determinations required to be made under paragraphs (2) through (4) of this Section VII shall be made by Coopers & Lybrand (the "Accounting Firm"), which shall provide detailed supporting calculations to both the Company and the Plan Participant within 30 business days of the date of the Change of Control or such earlier time as is requested by the Company. Any such determination by the Accounting Firm shall be binding upon the Company and the Plan Participant. The Plan Participant shall determine which and how much of the Plan Payments (or, at the election of the Plan Participant, other Payments) shall be eliminated or reduced consistent with the requirements of paragraph (2) of this Section VII, provided that, if the Plan Participant does not make such determination within ten business days of the receipt of the calculations made by the Accounting Firm, the Company shall elect which and how much of the Plan Payments shall be eliminated or reduced consistent with the requirements of paragraph (2) of this Section VII and shall notify the Plan Participant promptly of such election. Within five business days thereafter, the Company shall pay to or distribute to or for the benefit of the Plan Participant such amounts as are then due to the Plan Participant under the Plan.

4. As a result of the uncertainty in the application of Section 280G of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Plan Payments will have been made by the Company that should not have been made ("Overpayment") or that additional Plan Payments that will not have been made by the Company could have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. In the event that the Accounting Firm determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to the Plan Participant, which the Plan Participant shall repay to the Company together with interest at the applicable Federal rate provided for in
       Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Plan Participant to the Company (or if paid by the Plan Participant to the Company shall be returned to the Plan Participant) if and to the extent such payment would not reduce the amount which is subject to taxation under Section 4999 of the Code. In the event that the Accounting Firm determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Plan Participant together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code.

VIII.  MISCELLANEOUS PROVISIONS

1.  TITLES

       Section and Article titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

2.  EMPLOYMENT NOT GUARANTEED

       Nothing contained in the Plan nor any action taken in the administration of the Plan shall be construed as a contract of employment or as giving a Plan Participant any right to be retained in the service of the Company.

3.  VALIDITY

       In the event that any provision of the Plan is held to be invalid, void or unenforceable, the same shall not effect, in any respect whatsoever, the validity of any other provision of the Plan.

4.  WITHHOLDING-TAX

       The Company shall withhold from all benefits due under the Plan an amount sufficient to satisfy any federal, state and local tax withholding requirements.

5.  APPLICABLE LAW

       The Plan shall be governed in accordance with the laws of the State of California.

                           AVERY DENNISON CORPORATION

                              AMENDED AND RESTATED
                     KEY EXECUTIVE LONG-TERM INCENTIVE PLAN


                        Effective as of January 3, 1993

                               TABLE OF CONTENTS

I.     PURPOSE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
       -------

II.    PARTICIPATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
       -------------

III.   DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
       -----------

IV.    GENERAL PLAN DESCRIPTION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
       ------------------------
       A.    Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
       B.    Stock Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
             (1)    Size of Grant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
             (2)    Exercise Price and Exercise Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
             (3)    Vesting Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
             (4)    Other Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
       C.    Deferred Cash Incentive Awards . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
             (1)    Performance Cycle . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
             (2)    Range of Award Opportunity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
             (3)    Performance Measurement and Calculation of Awards . . . . . . . . . . . . . . . . . . . . . . . . . .    8
                    (a)    Calculation Formula  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
                    (b)    Weighting Factors - Categories 1 and 4 . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
                    (c)    Weighting Factors - Categories 2 and 3 . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
                    (d)    Achievement Factor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
                    (e)    Measurement Process  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
             (4)    Total Shareholder Return Factor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
             (5)    Discretionary Pool Participation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

V.     PEER GROUP PERFORMANCE MEASUREMENT   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
       ----------------------------------

VI.    NEW PARTICIPANTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
       ----------------

VII.   TERMINATION OF SERVICE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
       ----------------------
       A.    Stock Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
       B.    Deferred Cash Incentive Awards . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

VIII.  PAYMENT OF EARNED DEFERRED CASH INCENTIVE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
       -----------------------------------------

IX.    TRANSFERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
       ---------

X.     PLAN ADMINISTRATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
       -------------------
       A.    General Administration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
       B.    Adjustments for Extraordinary Events . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
       C.    Amendment, Suspension or Termination of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
       D.    Designation of Beneficiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

XI.    CHANGE OF CONTROL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
       -----------------

XII.   PRIOR PLAN   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
       ----------

XIII.  MISCELLANEOUS PROVISIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
       ------------------------
       A.    Unsecured Status of Claim  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
       B.    Employment Not Guaranteed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
       C.    Right of Offset  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
       D.    Nonassignability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
       E.    Validity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
       F.    Withholding-Tax  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
       G.    Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
       H.    Inurement of Rights and Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

                              AMENDED AND RESTATED
                     KEY EXECUTIVE LONG-TERM INCENTIVE PLAN

I.     PURPOSE

The purpose of the Amended and Restated Key Executive Long-Term Incentive Plan (the "Plan") is to focus key executives of Avery Dennison Corporation (the "Company") on factors that influence the Company's long-term growth and success. The Plan provides a means whereby Participants are given an opportunity to share financially in the future value they help to create for the Company and its stockholders.

II.    PARTICIPATION

Participation in the Plan is limited to key executives of the Company who, in the opinion of the Compensation Committee of the Board of Directors, have the responsibility to materially influence the Company's long-range performance, and who have been recommended for participation by the Chief Executive Officer of the Company and designated as Participants by the Compensation Committee.

III.   DEFINITIONS

"ACHIEVEMENT FACTOR" means the percentage to be used in determining a Participants's deferred cash incentive Award for achieving a specified percentage of the pre-established Performance Objectives.

"AFTER-TAX INTEREST EXPENSE" means total interest expense as disclosed in the Company's annual reports to shareholders and Peer Group companies' annual reports to shareholders and quarterly reports on Form 10-Q, if applicable, multiplied by one (1) minus the Tax Rate.

"AVERAGE CAPITAL" means the numerical average for a given year of ending Capital for the five most recently completed fiscal quarters, including the last quarter of that year.

"AVERAGE SHAREHOLDERS' EQUITY" means the numerical average for a given year of ending Shareholders' Equity for the five most recently completed fiscal quarters, including the last quarter of that year.

"AWARD" refers to either (a) a Stock Option granted under the 1990 Plan evidenced by an Option Agreement which generally incorporates the terms and provisions of the Plan relating to Stock Options, or (b) a deferred cash incentive earned by a Participant based on the achievement of Company and, in some cases, Business Unit financial objectives.

"BASE SALARY" means the annual base salary rate in effect for a Participant as of the end of a Performance Cycle.

"BUSINESS UNIT" or "UNIT" refers to a group, division or subsidiary of the Company.

"BUSINESS UNIT NET INCOME" means net income of a Business Unit as reported in the Company's internally prepared Summary of Operations.

"BUSINESS UNIT ROTC" means the return on total capital of a Business Unit as reported in the Company's internally prepared Summary of Operations.

"CAPITAL" refers to the sum of Shareholders' Equity and Long-Term Debt.

"CASH FLOW FROM OPERATIONS" means net cash provided by operating activities as disclosed in the Company's annual reports to shareholders and quarterly reports on Form 10-Q.

"CAUSE" means (i) continued failure by a Participant to perform his or her duties (except as a direct result of the Participant's incapacity due to physical or mental illness) after receiving notification by the Chief Executive Officer or an individual designated by the Chief Executive Officer (or the Board of Directors in the case of the Chief Executive Officer) identifying the manner in which the Participant has failed to perform his or her duties, (ii) engaging in conduct, which, in the opinion of a majority of the Board of Directors, is materially injurious to the Company, or (iii) conviction of the Participant of any felony involving moral turpitude.

"CHANGE OF CONTROL" shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A, Regulation 240.14a-101, promulgated under the Securities Exchange Act of 1934 as now in effect or, if Item 6(e) is no longer in effect, any regulations issued by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 which serve similar purposes; provided that, without limitation, a Change of Control shall be deemed to have occurred if and when
(a) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities, or (b) individuals who were members of the Board of Directors of the Company immediately prior to a meeting of the stockholders of the Company involving a contest for the election of directors shall not constitute a majority of the Board of Directors following such election.

"CODE" means the Internal Revenue Code of 1986, as amended.

"COMPANY ROTC" means the return on total capital of the Company as reported in the Company's internally prepared Summary of Operations.

"COMPENSATION COMMITTEE" or "COMMITTEE" refers to the Compensation Committee of the Board of Directors of the Company.

"DISABILITY" refers to a physical or mental condition that prevents a Participant from performing his or her normal duties of employment. If a Participant makes application for disability benefits under the Company's long-term disability program and qualifies for such benefits, the Participant shall be presumed to qualify as totally and permanently disabled under the Plan.

"DISCRETIONARY POOL" or "POOL" refers to the sum of cash payments made available by the Compensation Committee to Participants who have achieved exceptional performance and to other Company employees who have made significant contributions to the achievement of Performance Objectives.

"EARNINGS PER SHARE" or "EPS" means earnings per share, including extraordinary gains and losses, divested operations and changes in accounting principles as disclosed in the Company's annual reports to shareholders.

"ECONOMIC VALUE ADDED" means operating profit after taxes on income minus a capital charge based upon the Company's weighted average cost of capital.

"EFFECTIVE DATE" means January 3, 1993, which is the first day of the initial Performance Cycle.

"FAIR MARKET VALUE" means the average of the high and low trading price of the Company's common stock on a given day, as reported on the New York Stock Exchange Composite Tape.

"GAAP" means generally accepted accounting principles.

"LONG-TERM DEBT" means long-term debt as disclosed in the Company's annual reports to shareholders and Peer Group companies' annual reports to shareholders and quarterly reports on Form 10-Q, if applicable.

"NET INCOME" refers to after-tax net income, including extraordinary items, discontinued operations and changes in accounting principles, as disclosed in the Company's annual reports to shareholders and Peer Group companies' annual reports to shareholders and quarterly reports on Form 10-Q, if applicable.

"NET SALES" means net sales as disclosed in the Company's annual reports to shareholders and quarterly reports on Form 10-Q.

"1990 PLAN" refers to the 1990 Stock Option and Incentive Plan for Key Employees of Avery Dennison Corporation (formerly named Avery International Corporation), or a successor plan.

"OPTION AGREEMENT" means a written stock option agreement evidencing options granted under the 1990 Plan which generally incorporates the terms and provisions of the Plan relating to Stock Options.

"PARTICIPANT" means an executive of the Company designated by the Compensation Committee to participate in the Plan.

"PEER GROUP" refers to a specified group of companies approved by the Compensation Committee against which the financial performance of the Company will be compared for purposes of the Plan.

"PERFORMANCE CYCLE" or "CYCLE" refers to the three-year period over which performance is measured for purposes of determining cash Awards under the Plan. The initial Performance Cycle will cover the Company's 1993 through 1995 fiscal years.

"PERFORMANCE OBJECTIVE" means one of four pre-established Performance
Objectives:  Company ROTC, EPS, Business Unit ROTC and Business Unit Net
Income.

"RETIREMENT" means a termination of service in accordance with the retirement provisions of either (a) the Company sponsored tax qualified defined benefit retirement plan in which a Participant is participating immediately prior to the date of such termination of service, or (b) the Company-sponsored Supplemental Retirement Plan (SERP) in which the Participant is participating immediately prior to the date of such termination of service. If the Participant does not participate in either of the above retirement plans, then Retirement means a termination of service in accordance with the retirement provisions of the Company's tax-qualified defined contribution retirement plan in which the Participant then participates.

"ROE" means the percentage determined by dividing "Net Income" by "Average Shareholders' Equity."

"ROS" means the percentage determined by dividing Net Income by Net Sales.

"ROTC" means the percentage determined by dividing (a) the sum of Net Income plus After-Tax Interest Expense by (b) Average Capital.

"SERVICE" means continuous and substantially full-time employment with the Company.

"SHAREHOLDERS' EQUITY" means total shareholders' equity, as disclosed in the Company's annual reports to shareholders and Peer Group companies' annual reports to shareholders and quarterly reports on Form 10-Q, if applicable.

"STOCK OPTION" or "OPTION" refers to an option to purchase common stock of the Company at a fixed price for a specified period granted pursuant to the 1990 Plan and evidenced by an Option Agreement which generally incorporates the terms and provisions of the Plan relating to Stock Options.

"TARGET AWARD" refers to the deferred cash incentive Award earned for achieving 100% of the targeted financial objectives established for a Performance Cycle.

"TAX RATE" refers to taxes on income divided by income before taxes on income, each as disclosed in the Company's annual reports to shareholders and Peer Group companies' annual reports to shareholders and quarterly reports on Form 10-Q, if applicable, subject to adjustments to exclude the effect of unusual, non-recurring items, as described in the Company's annual reports to shareholders and Peer Group companies' annual reports to shareholders and quarterly reports on Form 10-Q, if applicable.

"TERMINATION OF SERVICE" means a termination of Service from the Company for any reason, whether voluntary or involuntary, including death, Retirement and Disability.

"TOTAL SHAREHOLDER RETURN" means the cumulative shareholder return on a company's common stock, including the reinvestment of dividends, as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the company's closing stock price at the end and the beginning of the measurement period, by (ii) the closing stock price at the beginning of the measurement period.

"TOTAL SHAREHOLDER RETURN FACTOR" means the additional deferred cash incentive Award opportunity for Participants classified as Senior Executive Officers which is based on the Company's Total Shareholder Return versus the Total Shareholder Return of the Peer Group for a Performance Cycle.

"TRANSFER" means the appointment of a Participant to a new position within the Company which may either be within the same position classification under the Plan or in a different position classification under the Plan.

"WEIGHTING FACTOR" means the percentage of a Participant's Target Award which will be calculated based on the achievement of a particular Performance Objective.

IV.    GENERAL PLAN DESCRIPTION

A.     OVERVIEW

Commencing as of the Effective Date, the Plan provides for each Participant (a) the opportunity to receive an annual grant of Stock Options, and (b) the opportunity to earn a deferred cash incentive Award based on the financial performance of the Company and, in some cases, its Business Units.

B.     STOCK OPTIONS

       (1)   SIZE OF GRANT

       Annual Stock Option grants will be determined by the Committee.

       (2)   EXERCISE PRICE AND EXERCISE PERIOD

       The exercise price for Options will equal 100% of the Fair Market Value of the Company's common stock as of the date of grant. Options will have a maximum exercise period ("Term") of ten (10) years from the date of grant.

       (3)   VESTING PROVISIONS

       Options will vest (become available for exercise) nine years and nine months from their date of grant.

       However, if certain conditions are met, Options will become eligible for accelerated or early vesting three years from their date of grant. Such early vesting will occur provided that the Company ROTC for the Company's most recently completed fiscal year equals or exceeds the ROTC of the median company among the Peer Group for that year, except that for Options granted under this Plan in 1993, such early vesting will occur provided that the Company ROTC for its most recently completed fiscal year equals or exceeds the ROTC of the bottom 40th percentile company among the Peer Group for that year (e.g., the performance test for accelerated vesting for Options granted in 1993 will be based on ROTC for the 1995 fiscal year).

       If the Company meets the performance test described above, all prior non-vested Options eligible for early vesting will become available for exercise as soon as possible following certification of the Company's performance and the performance of the median company, or the bottom 40th percentile company, as the case may be, among the Peer Group by the Committee.

       If the Company fails to meet the performance test described above, all prior non-vested Options eligible for early vesting will be subject to a similar performance test following the end of the next fiscal year. The test for early vesting of Options will continue to "roll" in the manner described above until the Company passes the performance test or nine years and nine months have elapsed from the date of grant.

       (4)   OTHER PROVISIONS

       All Options granted as contemplated by the Plan will be granted under the 1990 Plan. Each Option granted under the 1990 Plan will be evidenced by an Option Agreement specifying the terms and conditions of the Option. In the event of any inconsistency between the Plan and an Option Agreement, the terms and conditions of the Option Agreement shall control.

C.     DEFERRED CASH INCENTIVE AWARDS

In addition to the opportunity for annual Option grants described in Section IV.B. above, each Participant will be provided with the opportunity to earn a deferred cash incentive Award after the end of a three-year Performance Cycle.

       (1)   PERFORMANCE CYCLE

       The initial Performance Cycle will cover the period beginning with the Company's 1993 fiscal year and ending with the Company's 1995 fiscal year. Subsequent three-year Performance Cycles will begin every two years, starting with the Company's 1995 fiscal year.

       (2)   RANGE OF AWARD OPPORTUNITY

       The deferred cash incentive Award opportunity for each Participant during each Performance Cycle ranges from 0% to one of 80%, 60% or 30% of Base Salary depending upon position classification as illustrated in Table 1 below. In addition, the deferred cash incentive Award opportunity for Participants classified in Category 1 may be increased by the Total Shareholder Return Factor described in Section IV.C.(4) below. Classification of Participants into the categories listed in Table 1 will be recommended by the Chief Executive Officer of the Company and approved by the Compensation Committee.

       The Target Award for each Participant (the deferred cash incentive Award earned for achieving the targeted performance goals) equals the maximum Award opportunity.

                                    TABLE 1
                      DEFERRED CASH INCENTIVE AWARD RANGE
                           BY POSITION CLASSIFICATION

                                                                   AWARD RANGE AS               TARGET AWARD AS
        CATEGORY            POSITION CLASSIFICATION               % OF BASE SALARY              % OF BASE SALARY
        --------            ------------------------              ----------------              ----------------
            1          Senior Executive Officers                      0% - 80%                        80%
            2          Group and Sub-Group VP's                       0% - 60%                        60%
            3          Division VP/GM's and Officers                  0% - 30%                        30%
            4          Corporate & Staff Officers                     0% - 30%                        30%


       The actual deferred cash incentive Award earned within this range will depend upon the level of achievement versus specific performance goals established under the Plan for each Performance Cycle.

       (3)   PERFORMANCE MEASUREMENT AND CALCULATION OF AWARDS

             (A)    CALCULATION FORMULA

       Deferred cash incentive Awards will be determined based upon the Company's, and in some cases, Business Unit's achievement versus pre-established Performance Objectives. The total Award will equal the sum of the Awards for each Performance Objective. The Award for each Performance Objective will be determined by (i) multiplying the Target Award by the Weighting Factor (set forth in (b) and (c) below) for each Performance Objective and (ii) multiplying the product of clause (i) by the Achievement Factor (set forth in (d) below) for that Performance Objective. In addition, for Participants classified in Categories 2, 3 and 4 only, the Compensation Committee may, in its discretion, provide for deferred cash compensation Awards in excess of the Awards which would be made based on the foregoing formula.

       The foregoing formula can be expressed as the following mathematical equation:

       Total Award = [Target Award (Base Salary x Target Award as % of Base Salary) x Weighting Factor x Achievement Factor for first Performance Objective] + [Target Award (Base Salary x Target Award as % of Base Salary) x Weighting Factor x Achievement Factor for second Performance Objective] + [Target Award (Base Salary x Target Award as % of Base Salary) x Weighting Factor x Achievement Factor for third Performance Objective, if any] + [Target Award (Base Salary x Target Award as % of Base Salary) x Weighting Factor x Achievement Factor for fourth Performance Objective, if any].

             (B)    WEIGHTING FACTORS - CATEGORIES 1 AND 4

       For Participants classified in Categories 1 and 4, deferred cash incentive Awards will be determined based upon the Company's achievement versus pre-established Company ROTC and EPS Performance Objectives.

       For the initial Performance Cycle, the Company and Business Unit performance factors will be weighted as follows in determining the deferred cash incentive Award:

                PERFORMANCE OBJECTIVE                   WEIGHTING FACTOR
                ---------------------                   -----------------
                    Company ROTC                               50%
                         EPS                                   50%

       In subsequent Performance Cycles, the Compensation Committee may select different measures (including, without limitation, ROS, ROE, Net Income, Net Sales, Cash Flow from Operations and Economic Value Added) and weightings to determine such Awards.

             (C)    WEIGHTING FACTORS - CATEGORIES 2 AND 3

       For Participants classified in Categories 2 and 3, deferred cash incentive Awards will be determined based upon (i) the Company's achievement versus pre-established Company ROTC and EPS Performance Objectives, and (ii) the performance of the Participant's Business Unit against pre-established Business Unit ROTC and Business Unit Net Income objectives for the Unit.

       For the initial Performance Cycle, the Company and Business Unit performance factors will have the following Weighting Factors:

               PERFORMANCE OBJECTIVE                   WEIGHTING FACTOR
               ---------------------                   -----------------
                   Company ROTC                               10%
                        EPS                                   10%
                Business Unit ROTC                            40%
             Business Unit Net Income                         40%

       In subsequent Performance Cycles, the Compensation Committee may select different measures (including, without limitation, ROS, ROE, Net Income, Net Sales, Cash Flow from Operations and Economic Value Added) and weightings to determine such Awards.

             (D)    ACHIEVEMENT FACTOR

       The Achievement Factor for each Performance Objective will be between a threshold Achievement Factor of 70% (for achieving 80% of the Performance Objective) and a maximum Achievement Factor of 100% (for achieving the Performance Objective) as illustrated in the table below. The Achievement Factors for performance between the threshold and maximum Achievement Factors will be linearly interpolated.

                  % ACHIEVEMENT OF
                  ----------------
               PERFORMANCE OBJECTIVE                                        ACHIEVEMENT FACTOR
               ---------------------                                        ------------------
                   Less than 80%                                                     0
                        80%                                                        70%
                        85%                                                        77.5%
                        90%                                                        85.0%
                        95%                                                        92.5%
                        100%                                                       100%

             (E)    MEASUREMENT PROCESS

       For the initial Performance Cycle, the measurement of Company ROTC, EPS, Business Unit ROTC and Business Unit Net Income will be based upon performance during the final year of the Cycle (1995). For subsequent Performance Cycles, performance measurement may be based upon different criteria (e.g., average performance over the Cycle) at the discretion of the Compensation Committee.

       (4)   TOTAL SHAREHOLDER RETURN FACTOR

       Participants classified in Category 1 will have an opportunity to increase their deferred cash incentive Award by the Total Shareholder Return Factor, but only if the Company's Total Shareholder Return exceeds the median Total Shareholder Return for the Peer Group for a Performance Cycle. However, the Compensation Committee, in its discretion, may determine that the Total Shareholder Return Factor shall not be payable if neither of the Company's EPS or ROTC threshold Performance Objectives (i.e., 80% of the targeted Performance Objective) for the Performance Cycle has been met.

       The Total Shareholder Return Factor will equal (i) 5% of the Participant's Base Salary for each percentage point (up to five percentage points) by which the compound annual growth of the Company's Total Shareholder Return exceeds the median compound annual growth of the Total Shareholder Return for the Peer Group (calculated on a comparable basis), plus

       (ii) 10% of the Participant's Base Salary for each percentage point (in excess of five percentage points) by which the Company's Total Shareholder Return exceeds the median Total Shareholder Return for the Peer Group. The maximum Total Shareholder Return Factor will be 100% of the Participant's Base Salary. If the Company's Total Shareholder Return in excess of the median Total Shareholder Return for the Peer Group is not a whole number, the Total Shareholder Return Factor will be linearly interpolated.

       (5)   DISCRETIONARY POOL PARTICIPATION

       A Discretionary Pool will be available for each Performance Cycle to provide the opportunity for Participants (other than Category I Participants) who have achieved exceptional performance to earn more than the Target Award, or for individuals who are not selected to be Participants in the Plan but who have made significant contributions to the achievement of Performance Objectives to earn cash payments. A "target" Discretionary Pool will be determined by the Compensation Committee prior to the beginning of each Performance Cycle. The actual Discretionary Pool made available will be determined by the Committee at the end of the Performance Cycle and may exceed or fall below the "target" Pool based upon the Committee's assessment of (i) overall Company performance during the Cycle and (ii) the performance of the individual Business Units.

       The actual Discretionary Pool approved by the Compensation Committee will be allocated among individuals recommended by the Chief Executive Officer and approved by the Compensation Committee; provided, however, that Category I Participants will not be eligible for participation in the Discretionary Pool.

       No payments will be made from the Discretionary Pool unless at least one of the Company's EPS or ROTC threshold Performance Objectives (i.e., 80% of the targeted Performance Objective) for the Performance Cycle has been met.

V.     PEER GROUP PERFORMANCE MEASUREMENT

In order to facilitate the Peer Group performance comparison needed to determine the accelerated Option vesting, the Peer Group ROTC figures for the individual years used to determine accelerated Option vesting will be based upon the twelve months performance for each company in the Peer Group closest to the Company's fiscal year end, based on the most recent publicly available financial information for such company. In order to facilitate the Peer Group performance comparison needed to determine the Total Shareholder Return Factor, the Peer Group Total Shareholder Return figures for the Performance Cycle will be based upon the performance for each company in the Peer Group for the year ended December 31. Peer Group performance calculations will be made from information obtained from the Peer Group companies' annual reports to shareholders and publicly available stock price information.

VI.    NEW PARTICIPANTS

New Participants may be added to the Plan at any time at the discretion of the Compensation Committee. The timing and performance test for determining accelerated vesting for the grant will be identical to the test and timing associated with the regular Option grant made to other Participants for that fiscal year. If an executive becomes a Participant, he or she will be eligible to receive an Option grant at the time of the next regular Option grant.

For the deferred cash incentive portion of the Plan, the Award opportunity of a new Participant will be prorated for each Performance Cycle based on the number of months of participation in the Plan divided by 36. Notwithstanding the above, an individual must participate in the Plan for at least 12 months during any Performance Cycle to be eligible to receive a deferred cash incentive Award for that Cycle.

VII.   TERMINATION OF SERVICE

A.     STOCK OPTIONS

Options may be exercised following a Termination of Service in the manner and to the extent provided for in the Option Agreement which governs the grant.

B.     DEFERRED CASH INCENTIVE AWARDS

If a Participant terminates Service with the Company prior to the end of a Performance Cycle due to voluntary termination or termination for Cause, the Participant will not receive any deferred cash incentive Award for that Performance Cycle.

Upon a Termination of Service during a Performance Cycle due to death or Disability, a Participant's deferred cash incentive Award opportunity for that Cycle will be prorated by dividing the number of full months of participation in the Cycle by thirty-six (36).

If a Participant's Service is terminated involuntarily without Cause prior to the completion of a Performance Cycle, the Participant will be entitled to receive the following percentage of his or her earned deferred cash incentive Award for the Cycle:



             IF TERMINATION OCCURS BETWEEN                 % OF EARNED
             X MONTHS FROM START OF CYCLE                AWARD TO BE PAID
             ----------------------------                -----------------
                     0 - 27 Months                               0%
                    27 - 36 Months                            33 1/3%

Upon a Termination of Service due to Retirement prior to the completion of a Performance Cycle, the Participant will be entitled to receive the following percentage of his or her earned deferred cash incentive Award for the Cycle:

             IF TERMINATION OCCURS BETWEEN                  % OF EARNED
             X MONTHS FROM START OF CYCLE                AWARD TO BE PAID
             ----------------------------                -----------------
                     0 - 3 Months                                0%
                     3 - 12 Months                            33 1/3%
                    12 - 15 Months                              50%
                    15 - 24 Months                            66 2/3%
                    24 - 27 Months                        Prorate to 100%
                    27 - 36 Months                              100%

VIII.  PAYMENT OF EARNED DEFERRED CASH INCENTIVE

Earned Awards under the deferred cash incentive portion of the Plan (net of any applicable taxes) will be paid in cash as soon as possible following the determination of Company, Business Unit and Peer Group performance for the Performance Cycle. Upon the death of a Participant, the Compensation Committee may elect to provide early payment in order to facilitate the settlement of the Participant's estate.

IX.    TRANSFERS

Upon a Transfer prior to the completion of a Performance Cycle, the Participant will earn his or her deferred cash incentive Award for the Cycle based on his or her old and/or new positions, as follows:

              IF TRANSFER OCCURS BETWEEN
             X MONTHS FROM START OF CYCLE                   AWARD EARNED IN OLD/NEW POSITION
             ----------------------------                   --------------------------------
                     0 - 6 Months                                 100% in new position
                    6 - 30 Months                        Prorated between old and new positions
                    30 - 36 Months                                100% in old position

X.     PLAN ADMINISTRATION

A.     GENERAL ADMINISTRATION

The Compensation Committee will administer the Plan, and will interpret the provisions of the Plan. The interpretation and application of these terms by the Compensation Committee shall be binding and conclusive. The Committee's authority will include, but is not limited to:

       o     The selection of Participants;

       o The establishment and modification of performance measures, Performance Objectives and weighting of objectives;

       o     The determination of performance results and Awards;

       o Exceptions to the provisions of the Plan made in good faith and for the benefit of the Company.

B.     ADJUSTMENTS FOR EXTRAORDINARY EVENTS

If an event occurs during a Performance Cycle that materially influences Company ROTC, EPS, Business Unit ROTC or Business Unit Net Income and is deemed by the Compensation Committee to be extraordinary and out of the control of management, the Committee may, in its sole discretion, increase or decrease Company ROTC, EPS, Business Unit ROTC, or Business Unit Net Income figure used to determine deferred cash incentive Awards or Option vesting. Events warranting such action may include, but are not limited to, changes in accounting, tax or regulatory rulings and significant changes in economic conditions resulting in "windfall" gains or losses.

C.     AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

The Committee may amend, suspend or terminate the Plan, whole or in part, at any time, if, in the sole judgment of the Committee, such action is in the best interests of the Company. Notwithstanding the above, any such amendment, suspension or termination must be prospective in that it may not deprive Participants of that which they otherwise would have received under the Plan for the current Performance Cycle had the Plan not been amended, suspended or terminated.

D.     DESIGNATION OF BENEFICIARIES

Each Participant shall have the right at any time to designate any person or persons as beneficiary(ies) to whom any cash payments earned under the Plan shall be made in the event of the Participant's death prior to the distribution of all benefits due the Participant under the Plan. Each beneficiary designation shall be effective only when filed in writing with the Company during the Participant's lifetime, on a Beneficiary Designation Form approved by the Compensation Committee.

The filing of a new Beneficiary Designation Form will cancel all designations previously filed. Any finalized divorce or marriage (other than a common law marriage) of a Participant subsequent to the date of filing of a Beneficiary Designation Form shall revoke such designation unless:

      o In the case of divorce, the previous spouse was not designated as beneficiary, and

      o In the case of marriage, the Participant's new spouse had previously been designated as beneficiary.

The spouse of a married Participant shall join in any designation of a beneficiary other than the spouse on a form prescribed by the Compensation Committee.

If a Participant fails to designate a beneficiary as provided for above, or if the beneficiary designation is revoked by marriage, divorce or otherwise without execution of a new designation, then the Compensation Committee shall direct the distribution of Plan benefits to the Participant's estate.

XI.    CHANGE OF CONTROL

A. Subject to paragraphs (C) through (E) of this Section XI, upon a Change of Control: (i) each Participant shall receive a cash payment equal to his or her Target Award under the deferred cash incentive portion of the Plan for each Performance Cycle that begins on or before the date of the Change of Control and ends after the date of the Change of Control, based on the Participant's annual base salary rate in effect at the time of the Change of Control; and
(ii) treatment of Options upon a Change of Control will be governed by the provisions of the relevant Option Agreement.

B. Following a Change of Control, each Participant shall continue to be entitled to receive payments under the deferred cash incentive portion of the Plan for each Performance Cycle that begins on or before the date of the Change of Control and ends after the date of the Change of Control, as earned in accordance with the terms of the Plan, to the extent such Participant has not already received such payment for that Performance Cycle pursuant to paragraph
(A) of this Section XI.

C. Notwithstanding the foregoing, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of a Participant (whether paid or payable or distributed or distributable pursuant to the terms of the Plan or otherwise) (a "Payment") would be nondeductible by the Company for Federal income tax purposes because of Section 280G of the Code, then the aggregate present value of amounts payable or distributable to or for the benefit of the Participant pursuant to the Plan (such payments or distributions pursuant to the Plan are hereinafter referred to as "Plan Payments") shall be reduced (but not below zero) to the Reduced Amount. The "Reduced Amount" shall be an amount expressed in present value that maximizes the aggregate present value of Plan Payments without causing any Payment to be nondeductible by the Company because of Section 280G of the Code. For purposes of this Section XI, present value shall be determined in accordance with
Section 280(d)(4) of the Code.

D. All determinations required to be made under paragraphs (C) through (E) of this Section XI shall be made by Coopers & Lybrand (the "Accounting Firm"), which shall provide detailed supporting calculations to both the Company and the Participant within 30 business days of the date of the Change of Control or such earlier time as is requested by the Company. Any such determination by the Accounting Firm shall be binding upon the Company and the Participant. The Participant shall determine which and how much of the Plan Payments (or, at the election of the Participant, other Payments) shall be eliminated or reduced consistent with the requirements of paragraph (C) of this Section XI, provided that, if the Participant does not make such determination within ten business days of the receipt of the calculations made by the Accounting Firm, the Company shall elect which and how much of the Plan Payments shall be eliminated or reduced consistent with the requirements of paragraph (C) of this Section XI and shall notify the Participant promptly of such election. Within five business days thereafter, the Company shall pay to or distribute to or for the benefit of the Participant such amounts as are then due to the Participant under the Plan.

E. As a result of the uncertainty in the application of Section 280G of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Plan Payments will have been made by the Company that should not have been made ("Overpayment") or that additional Plan Payments that will not have been made by the Company could have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. In the event that the Accounting Firm determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to the Participant, which the Participant shall repay to the Company together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company (or if paid by the Participant to the Company shall be returned to the Participant) if and to the extent such payment would not reduce the amount which is subject to taxation under Section 4999 of the Code. In the event that the Accounting Firm determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Participant together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code.

XII.   PRIOR PLAN

The Company's Key Executive Long-Term Incentive Plan, effective as of January 1, 1991 (the "Prior Plan"), shall remain in effect as to all Participants therein for the balance of the initial Performance Cycle thereunder (1991 to 1993) and for Options granted thereunder. Nothing contained in this Plan shall affect the calculation or payment of benefits under the Prior Plan as to such initial Performance Cycle, or the vesting of Options granted under the Prior Plan.

XIII.  MISCELLANEOUS PROVISIONS

A.     UNSECURED STATUS OF CLAIM

Participants and their beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any specific property or assets of the Company. No assets of the Company shall be held under any trust for the benefit of Participants, their beneficiaries, heirs, successors or assigns, or held in any way as collateral security for the fulfillment of the Company's obligations under the Plan.

Any and all of the Company's assets shall be, and shall remain, the general unpledged and unrestricted assets of the Company. The Company's obligations under the Plan shall be merely that of an unfunded and unsecured promise of the Company to pay benefits in the future.

B.     EMPLOYMENT NOT GUARANTEED

Nothing contained in the Plan nor any action taken in the administration of the Plan shall be construed as a contract of employment or as giving a Participant any right to be retained in the Service of the Company.

C.     RIGHT OF OFFSET

If a Participant becomes entitled to a payment under the deferred cash incentive portion of the Plan, and if at such time the Participant has outstanding any debt, obligation or other liability representing any amount owing to the Company, then the Company may offset such amount against the amount of the payment otherwise due the Participant under the Plan.

D.     NONASSIGNABILITY

No person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, hypothecate or convey, in advance of actual receipt, the benefits, if any, payable under the Plan, or any part thereof, or any interest therein, which are, and all rights to which are, expressly declared to be unassignable and non-transferable. No portion of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, lien or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of the Participant's or any other person's bankruptcy or insolvency. Any such transfer or attempted transfer in violation of the preceding provisions shall be null and void.

E.     VALIDITY

In the event that any provision of the Plan is held to be invalid, void or unenforceable, the same shall not effect, in any respect whatsoever, the validity of any other provision of the Plan.

F.     WITHHOLDING-TAX

The Company shall withhold from all benefits due under the Plan an amount sufficient to satisfy any federal, state and local tax withholding requirements.

G.     APPLICABLE LAW

The Plan shall be governed in accordance with the laws of the State of Delaware.

H.     INUREMENT OF RIGHTS AND OBLIGATIONS

The rights and obligations under the Plan shall inure to the benefit of, and shall be binding upon the Company, its successors and assigns, and the Participants and their beneficiaries.